                                                                        EX-10.24

--------------------------------------------------------------------------------


                                 Dutch Elm, LLC

                                   as Company,

                        Sunterra Financial Services, Inc.

                                  as Servicer,

                        LaSalle Bank National Association

                       as Trustee and as Back-up Servicer,

                                    INDENTURE

                          Dated as of December 1, 1999



                                 DUTCH ELM, LLC
                                   $58,700,000
                               VACATION OWNERSHIP
                         RECEIVABLES-BACKED NOTES 1999-B



                               7.52% CLASS A NOTES

                               8.00% CLASS B NOTES

                               8.83% CLASS C NOTES


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

PRELIMINARY STATEMENT..........................................................1
GRANTING CLAUSES...............................................................2

       ARTICLE I. DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1.   Definitions.....................................................4
Section 1.2.   Acts of Noteholders.............................................4
Section 1.3.   Notices, etc. to Trustee, Company and Servicer..................5
Section 1.4.   Notices to Noteholders; Waiver..................................8
Section 1.5.   Effect of Headings and Table of Contents........................9
Section 1.6.   Successors and Assigns..........................................9
Section 1.7.   Severability....................................................9
Section 1.8.   Benefits of Indenture...........................................9
Section 1.9.   Legal Holidays..................................................9
Section 1.10.  Governing Law..................................................10
Section 1.11.  Counterparts...................................................10

                              ARTICLE II. NOTE FORM

Section 2.1.   Form Generally.................................................10
Section 2.2.   Form of Class A, B and C Note..................................10

                             ARTICLE III. THE NOTES

Section 3.1.   Designation of Notes; Certain Related Provisions...............17
Section 3.2.   Denominations..................................................18
Section 3.3.   Execution, Authentication, Delivery and Dating.................18
Section 3.4.   Registration, Registration of Transfer and Exchange............19
Section 3.5.   Limitation on Transfer and Exchange............................20
Section 3.6.   Mutilated, Destroyed, Lost or Stolen Notes.....................20
Section 3.7.   Payment of Principal and Interest..............................21
Section 3.8.   Persons Deemed Owners..........................................22
Section 3.9.   Cancellation...................................................22
Section 3.10.  Tax Treatment..................................................22

              ARTICLE IV. AUTHENTICATION AND DELIVERY OF THE NOTES

Section 4.1.   General Provisions.............................................22
Section 4.2.   Security for Notes.............................................23

Section 4.3.   Delivery of Mortgage Loans.....................................23

                      ARTICLE V. SATISFACTION AND DISCHARGE

Section 5.1.   Satisfaction and Discharge of Indenture........................24
Section 5.2.   Application of Money Held in Trust.............................25
Section 5.3.   Discharge of Security Interest.................................25

                              ARTICLE VI. REMEDIES

Section 6.1.   Events of Default..............................................26
Section 6.2.   Acceleration of Maturity, Rescission and Annulment.............27
Section 6.3.   Remedies.......................................................29
Section 6.4.   Trustee May File Proofs of Claim...............................30
Section 6.5.   Trustee May Enforce Claims without Possession of Notes.........31
Section 6.6.   Allocation of Money Collected..................................31
Section 6.7.   Limitation on Suits............................................32
Section 6.8.   Unconditional Right of Noteholders to Receive Principal and
                   Interest...................................................32
Section 6.9.   Restoration of Rights and Remedies.............................33
Section 6.10.  Rights and Remedies Cumulative.................................33
Section 6.11.  Delay or Omission Not Waiver...................................33
Section 6.12.  Control by Noteholders.........................................33
Section 6.13.  Waiver of Past Defaults........................................34
Section 6.14.  Undertaking for Costs..........................................34
Section 6.15.  Sale of Trust Estate...........................................35
Section 6.16.  Action on Notes................................................36
Section 6.17.  Company Bankruptcy.............................................36

                            ARTICLE VII. THE TRUSTEE

Section 7.1.   Certain Duties and Responsibilities............................36
Section 7.2.   Notice of Default, Cure, Waiver or Rating Action...............38
Section 7.3.   Certain Rights of Trustee......................................38
Section 7.4.   Not Responsible for Recitals or Issuance of Notes..............39
Section 7.5.   May Hold Notes.................................................41
Section 7.6.   Money Held in Trust............................................41
Section 7.7.   Compensation and Reimbursement.................................41
Section 7.8.   Corporate Trustee Requirement; Eligibility.....................42
Section 7.9.   Resignation and Removal; Appointment of Successor..............43
Section 7.10.  Acceptance of Appointment by Successor.........................44
Section 7.11.  Merger, Conversion, Consolidation or Succession to
                   Business of Trustee........................................45

Section 7.12.  Co-trustees and Separate Trustees..............................45
Section 7.13.  Rights with Respect to the Servicer............................47
Section 7.14.  Servicer as Agent and Bailee of Trustee........................47
Section 7.15.  Representations and Warranties of the Trustee..................48

                     ARTICLE VIII. CONSOLIDATION AND MERGER

Section 8.1.   Company May Not Consolidate, etc...............................49

                       ARTICLE IX. SUPPLEMENTAL INDENTURES

Section 9.1.   Supplemental Indentures without Consent of Noteholders.........50
Section 9.2.   Supplemental Indentures with Consent of Noteholders............51
Section 9.3.   Execution of Supplemental Indentures...........................52
Section 9.4.   Effect of Supplemental Indentures..............................52
Section 9.5.   Reference in Notes to Supplemental Indenture...................52

                         ARTICLE X. REDEMPTION OF NOTES

Section 10.1.  Redemption at the Option of the Servicer; Election To Redeem...53
Section 10.2.  Notice of Redemption by the Company............................53
Section 10.3.  Deposit of the Redemption Price................................54
Section 10.4.  Notes Payable on Redemption Date...............................54
Section 10.5.  Sale for Purposes of Redemption................................55

                              ARTICLE XI. COVENANTS

Section 11.1.  Payment of Principal and Interest..............................56
Section 11.2.  Maintenance of Office or Agency................................56
Section 11.3.  Money for Note Payments To Be Held in Trust....................56
Section 11.4.  Corporate Existence............................................57
Section 11.5.  Protection of Trust Estate.....................................58
Section 11.6.  Negative Covenants.............................................58
Section 11.7.  Statement as to Compliance.....................................59
Section 11.8.  Investment Company Act.........................................60
Section 11.9.  Enforcement of Servicing Agreement and Sale Agreement..........60
Section 11.10. Taxes..........................................................60
Section 11.11. Company Ownership..............................................60
Section 11.12. Nonconsolidation...............................................60
Section 11.13. Representations and Warranties and Covenants...................62
Section 11.14. Opinions as to Trust Estate....................................67
Section 11.15. Indemnification by the Company.................................67

                 ARTICLE XII. ACCOUNTS, ACCOUNTINGS AND RELEASES

Section 12.1.  Collection of Money............................................67
Section 12.2.  Accounts.......................................................68
Section 12.3.  Reliance on Representations and Warranties.....................71
Section 12.4.  Notice of Incorrect Representations and Warranties.............71
Section 12.5.  Misrepresentations.............................................72
Section 12.6.  Mandatory Repurchase Obligation................................72
Section 12.7.  Subsequent Loans...............................................74
Section 12.8.  Reports by Trustee to Noteholders..............................74
Section 12.9.  Accounting by Trustee to Company...............................75
Section 12.10. Trust Estate...................................................75
Section 12.11. Allocation of Losses...........................................76

                       ARTICLE XIII. APPLICATION OF MONIES

Section 13.1.  Disbursements of Monies out of Collection Account..............77

APPENDIX A     Standard Definitions

SCHEDULE I     Schedule of Mortgage Loans

EXHIBIT A      Form of Assignment of Note

EXHIBIT B      Form of Lost Note Affidavit

EXHIBIT C      Form of Substitute Form W-9

EXHIBIT D      Form of Certificate with respect to Pre-Paid
               Mortgage Loans

EXHIBIT E      Form of Mortgage and Mortgage Note

         This INDENTURE, dated as of December 1, 1999 (herein, as amended from time to time as permitted hereby, called the "Indenture"), is entered into by and among Dutch Elm, LLC, a Nevada limited liability company (together with its permitted successors and assigns, the "Company"), Sunterra Financial Services, Inc., a Nevada corporation, as servicer (herein, together with its permitted successors and assigns, called the "Servicer") and LaSalle Bank National Association, a nationally chartered bank, as trustee (together with its permitted successors and assigns, the "Trustee") and as back-up servicer (together with its permitted successors and assigns, the "Back-up Servicer").

                              PRELIMINARY STATEMENT

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of Dutch Elm, LLC Vacation Ownership Receivables-Backed Notes 1999-B, consisting of four classes (the "Class A Notes", the "Class B Notes" and the "Class C Notes", collectively, the "Notes"). The cash proceeds from the sale of such Notes are to be used by the Company to purchase the Mortgage Loans.

         The following table sets forth the designation, Note Interest Rate and aggregate Initial Note Principal Balance for the Class A Notes, the Class B Notes and the Class C Notes.

                                                                  INITIAL
                                            NOTE                   NOTE
                                          INTEREST               PRINCIPAL
DESIGNATION                                 RATE                  BALANCE
-----------                                 ----                  -------

Class A                                     7.52%               $33,700,000
Class B                                     8.00%               $15,000,000
Class C                                     8.83%               $10,000,000

         The Mortgage Loans have an Outstanding Pool Balance as of the Cut-off Date equal to $65,169,974.

         All covenants and agreements made by the Company and the Servicer herein are for the benefit and security of the Noteholders. The Company and the Servicer are entering into this Indenture, and the Trustee is accepting the duties as trustee created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.


                               GRANTING CLAUSES

         The Company hereby Grants to the Trustee for the exclusive benefit of the Holders, a lien upon and a security interest (which the Company represents and warrants will be a perfected first-priority security interest) in all of the Company's right, title and interest, whether now owned or hereafter acquired in and to the Mortgage Loans and the Mortgage Collateral, including without limitation all interest due and principal received on or with respect to the Mortgage Loans after the Cut-off Date, all Net Liquidation Proceeds and Insurance Proceeds received after the Cut-off Date with respect to any Mortgaged Property to which any Mortgage Loans relate, all security interests in the Mortgaged Property securing such Mortgage Loans, the Mortgage Loan Documents relating to such Mortgage Loans duly endorsed as appropriate, the Mortgage Files, any insurance policies related to the Mortgage Loans, the rights of the Company under the Dutch Elm Loan Sale Agreement, the rights of the Company under the Servicing Agreement, all monies received or held by the Servicer in respect of the Mortgage Loans and the Mortgage Collateral, all proceeds with respect to the foregoing, including, without limitation, all funds deposited in the Collection Account, the related Lock-Box Accounts and the Reserve Account and all Permitted Investments made with such funds, and all rights to enforce the foregoing.

         Such Grants are made in trust, to secure (i) the Notes, securing all Notes of each Class equally and ratably without prejudice, priority or distinction among the Notes of any such Class by reason of difference in time of authentication or delivery or otherwise but, as between each Class of Notes as a group and each other Class of Notes as a group, subject to the subordination of payments on the Class B Notes to payments on the Class A Notes and on the Class C Notes to payments on the Class A and Class B Notes, as provided in Section
13.1 hereof, (ii) the payment of all other sums payable under this Indenture, and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture.

         In the case of Initial Mortgage Loans which have been prepaid in full on or after the Cut-off Date and prior to December 1, 1999, or with respect to Subsequent Loans which have been prepaid in full on or after the Subsequent Cut-off Date and prior to the Subsequent Transfer Date, the Company, in lieu of

Granting such Mortgage Loans to the Trustee, will deliver on the Closing Date, or Subsequent Transfer Date, as applicable, to the Company, or as the Company may direct, an officer's certificate in substantially the form set forth in Exhibit D hereto and deposit into the Collection Account on the Closing Date or the Subsequent Transfer Date, as applicable, all moneys (together with all earnings, dividends, distributions, income and profits relating thereto) received or held by the Servicer or on deposit in any Lock-box Account in respect of such prepaid Mortgage Loans.

         Except as hereinafter provided, the Company does hereby warrant and represent that it has not permitted and hereby covenants that it will not permit the creation of any Lien other than the Lien of this Indenture with respect to any part of the Trust Estate, so long as this Indenture shall remain in effect, to anyone other than the Trustee, and that it will not, except as provided in this Indenture, enter into any agreement amending or supplementing this Indenture, any of the Mortgage Loans, the Dutch Elm Loan Sale Agreement, the Servicing Agreement or the Note Purchase Agreement, execute or grant any waiver or modification of, or consent under, the terms of any of this Indenture, the Mortgage Loans, the Dutch Elm Loan Sale Agreement, the Servicing Agreement or the Note Purchase Agreement, settle or compromise any claim arising under any of this Indenture, the Mortgage Loans, the Dutch Elm Loan Sale Agreement, the Servicing Agreement or the Note Purchase Agreement or submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any of this Indenture, the Mortgage Loans, the Dutch Elm Loan Sale Agreement, the Servicing Agreement or the Note Purchase Agreement, to arbitration thereunder.

         The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions of this Indenture, agrees to act as Paying Agent and agrees to perform the duties herein required. So long as any Note remains outstanding, the Trustee shall act for the benefit of the Noteholders as their interests may appear to the extent provided herein.

         The Trustee agrees to maintain in its possession each Mortgage File delivered to it pursuant to Section 2(b) of the Dutch Elm Loan Sale Agreement unless and until such Mortgage File is released from the lien hereof pursuant to Article Twelve hereof.

         All things necessary to make this Indenture a valid agreement of the Company in accordance with its terms have been done.

                                  ARTICLE I.
                     DEFINITIONS AND OTHER PROVISIONS OF
                              GENERAL APPLICATION

Section 1.1.  Definitions
              -----------

(a) Except as otherwise expressly provided herein or unless the context otherwise requires, the capitalized terms used in the Indenture shall have the respective meanings specified in the Standard Definitions set forth as Appendix A hereto, which is incorporated herein by this reference. The definitions of such terms are equally applicable both to the singular and plural forms of such terms.

(b) All references in this instrument to designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed or if amended or supplemented, as so amended and supplemented. The words "herein," "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision. Reference to the Trustee's duties under this Indenture shall include its duties as Trustee as set forth in the Servicing Agreement.

Section 1.2.  Acts of Noteholders
              -------------------

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.2.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

(c) The ownership of Notes shall be proved by the Note Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

Section 1.3. Notices, etc. to Trustee, Company, Servicer and DCR
             ---------------------------------------------------

Except as otherwise provided, any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with the following parties, shall be deemed to have been duly made upon, given or furnished to, or filed with, when delivered by hand, sent by overnight courier or by telecopy, addressed to the appropriate parties at their addresses designated herein or to such other address as the party to be notified may have otherwise designated in a notice given as provided in this Section. A hard copy of any item delivered by telecopy shall also be sent by overnight mail on the day of such telecopy delivery.

                  The Company:
                  Dutch Elm, LLC
                  9921 Covington Cross Drive
                  Suite 105-E
                  Las Vegas, Nevada 89134
                  Attention:  Carol W. Sullivan

                  With a copy to:

                  Richard Goodman and Thomas Bell
                  Sunterra Corporation
                  1781 Park Center Drive
                  Orlando, Florida  32835

                  Servicer:
                  9921 Covington Cross Drive
                  Suite 105
                  Las Vegas, Nevada 89117
                  Attention:  Carol W. Sullivan

                  With a copy to:

                  Thomas Bell

                  SunSera Funding Corp.:
                  9921 Covington Cross Drive
                  Suite 105
                  Las Vegas, Nevada 89134
                  Attention:  Carol W. Sullivan

                  With a copy to:

                  Richard Goodman and Thomas Bell

                  Dutch Elm Holdings, Inc.
                  9921 Covington Cross Drive
                  Suite 105-D
                  Las Vegas, Nevada 89134
                  Attention:  Carol W. Sullivan

                  With a copy to:

                  Richard Goodman and Thomas Bell
                  Sunterra Corporation
                  1781 Park Center Drive
                  Orlando, Florida 32835

                  The Trustee and Back-up Servicer:
                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1625
                  Chicago, Illinois  60674-4107
                  Transaction:  Dutch Elm 1999-B
                  Attention:  Asset Backed Security
                                      Trust Services/Dutch Elm  1999-B
                  Tel:  312-904-7895
                  Fax:  312-904-2084

                  DCR:
                  Duff & Phelps Credit Rating Co.
                  17 State Street, 12th Floor
                  New York, New York 10004
                  Attention:  Asset-Backed Monitoring Group/Timeshare

                  Noteholders:

                  Bankers United Life Assurance Company:
                  AEGON USA Investment Management, Inc.
                  Attn: Karen Amstuz
                  4333 Edgewood Road N.E.
                  Cedar Rapids, IA 52499-5112

                  J. Romeo & Co.:
                  The Canada Life Assurance Company
                  330 University Avenue, SP-12
                  Toronto, Ontario, M5G 1R8
                  Attn: Securities Accounting

                  First Columbine Life Insurance Company:
                  ING Investment Management LLC
                  5780 Powers Ferry Road, N.W.
                  Suite 300
                  Atlanta, GA 30327-4349
                  Attn: Securities Accounting

                  Life Investors Insurance Company of America:
                  AEGON USA Investment Management, Inc.
                  Attn: Karen Amstuz
                  4333 Edgewood Road N.E.
                  Cedar Rapids, IA 52499-5112

                  USG Annuity & Life Company:
                  ING Investment Management LLC
                  5780 Powers Ferry Road, N.W.
                  Suite 300
                  Atlanta, GA 30327-4349
                  Attn: Securities Accounting

                  PFL Life Insurance Company:
                  AEGON USA Investment Management, Inc.
                  Attn: Karen Amstuz
                  4333 Edgewood Road N.E.
                  Cedar Rapids, IA 52499-5112

                  Southern Farm Bureau Life Insurance Company:
                  Southern Farm Bureau Life Insurance Company
                  1401 Livingston Lane
                  Jackson, MS 39213
                  Attn: Carol Robertson

                  Nationwide Life and Annuity Insurance Company:
                  Nationwide Life and Annuity Insurance Company
                  One Nationwide Plaza (1-32-05)
                  Columbus, Ohio 43215-2220
                  Attn: Investment Accounting

                  Nationwide Life Insurance Company:
                  Nationwide Life Insurance Company
                  One Nationwide Plaza (1-32-05)
                  Columbus, Ohio 43215-2220
                  Attn: Investment Accounting

                  with a copy to
                  --------------
                  Orrick, Herrington & Sutcliffe LLP
                  666 Fifth Avenue
                  New York, New York 10103
                  Attention:  Louis H. Singer

                  Structured Finance Advisors, Inc.
                  17 Talcott Notch Road
                  Farmington, Connecticut 06032
                  Attention:  Bruce Maier


The Noteholders and Structured Finance Advisors, Inc. shall be entitled to receive any certificate, report or material notice delivered by any Person under this Agreement. Any notice to be provided to DCR shall be provided thereto by the Trustee.

Section 1.4.  Notices to Noteholders; Waiver
              ------------------------------

          Where this Indenture provides for notice, reports and communication to Noteholders of any event, such notice, reports or communication shall be sufficiently given (unless otherwise herein expressly provided) if in writing and by regular mail (except notice in connection with an occurrence of an Event of Default, which shall be delivered by overnight courier), or by facsimile followed by regular mail or by overnight courier, to each Noteholder affected by such event, at its address as it appears on the Note Register (with a copy to not more than two other Persons, at the addresses set forth in the Note Register), not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Any such notice, report or communication shall only be deemed given upon receipt at the address set forth in the Note Register. The Trustee hereby acknowledges receipt of Schedule I to the Note Purchase Agreement and agrees to include the appropriate information therein in the Note Register.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

Section 1.5.  Effect of Headings and Table of Contents
              ----------------------------------------

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.6.  Successors and Assigns
              ----------------------

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.7.  Severability

         In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.8.  Benefits of Indenture
              ---------------------

         Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto, any Paying Agent which may be appointed pursuant to the provisions hereof and any of their successors hereunder and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.9.  Legal Holidays
              --------------

         In any case where the date of any Distribution Date shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Distribution Date and, assuming timely payments on such subsequent Business Day, no interest shall accrue on the payment due on the Notes on such Payment Date for the period from and after any such nominal date.

Section 1.10.  Governing Law
               -------------

         This Indenture and each Note shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to any conflict of laws principles thereof.

Section 1.11.  Counterparts
               ------------

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                  ARTICLE II.
                                   NOTE FORM

Section 2.1.  Form Generally
              --------------

         The Notes and the certificates of authentication shall be in substantially the forms set forth in Section 2.2, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange on which the Notes may be listed, or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

Section 2.2.  Form of Class A, B and C Note
              -----------------------------

[THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A [AND CLASS B] [AND CLASS C] NOTES AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.]

THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS AND THE COMPANY HAS NOT BEEN

REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), AND ACCORDINGLY THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS EXCEPT IN A TRANSACTION THAT IS EXEMPTED UNDER THE SECURITIES ACT (INCLUDING TRANSFER MADE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT) AND APPLICABLE STATE SECURITIES LAWS AND BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "IAI"), (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE ISSUER OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (D) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE WITH A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE), (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUERS) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

THE PRINCIPAL OF THIS NOTE IS PAYABLE ON THE PAYMENT DATES AND IN THE AMOUNTS DESCRIBED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF AND MAY BE ASCERTAINED ONLY BY OBTAINING A WRITTEN CONFIRMATION THEREOF FROM THE TRUSTEE NAMED HEREIN OR ITS SUCCESSOR.

No. ________                                             Initial Note Principal
                                                 Balance of the Class [A][B][C]
                                                          Notes:  $____________
Class [A][B][C]
PPN: ________________                            Initial Note Principal Balance
                                                     of this Note $____________

                      DUTCH ELM, LLC, VACATION OWNERSHIP
                        RECEIVABLES-BACKED NOTE, 1999-B
                                CLASS [A][B][C]
                    FINAL MATURITY DATE: [_______ 15, 20__]


         Dutch Elm, LLC, a limited liability company duly organized and existing under the laws of the State of Nevada (the "Company," which term includes any successor entity under the Indenture referred to below), for value received, ___________ hereby promises to pay to ______________________, or registered assigns, the principal sum of _______________________ Dollars ($_______________)
in monthly installments beginning on the Initial Distribution Date, and to pay interest monthly in arrears on the unpaid portion of said principal sum (and, to the extent that the payment of such interest shall be legally enforceable, on any overdue installment of interest on this Note) on the twenty-fifth day of each calendar month or, if such twenty-fifth day is not a Business Day, the Business Day immediately following (each a "Distribution Date"), for the Interest Accrual Period immediately preceding such Distribution Date until such unpaid principal is fully paid, at a rate per annum equal to ___% (the "Note Interest Rate"); provided, however, that interest on any amount of principal or
                 -----------------
interest that is not timely paid when due shall accrue interest until paid at the Note Interest Rate. Each monthly installment of principal payable on this Note on any Payment Date shall be payable pursuant to Section 13.1 of the Indenture until the Class [A][B][C] Notes have been paid in full. Any remaining unpaid portion of the then Outstanding Note Balance of this Note shall be due and payable no later than the Final Maturity Date referred to above. The interest and principal so payable on any Distribution Date shall, as provided in the Indenture, be paid to the Person in whose name this Note is registered on the Record Date for such Distribution Date.

         The principal of and interest due on this Note are payable, without presentment, to the Person whose name appears as the registered Holder of this Note on the Note Register on the Record Date for the Distribution Date by wire or other transfer in immediately available funds to the account specified in writing by such Holder at least three Business Days prior thereto or as otherwise provided in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered shall be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated as such by the Company for such purpose pursuant to the Indenture.

         Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         This Note is one of a duly authorized issue of Notes of the Company designated as its Dutch Elm, LLC Vacation Ownership Receivables-Backed Notes 1999-B, Class [A][B][C] Notes (herein called the "Notes") issued under an Indenture dated as of December 1, 1999 (herein called the "Indenture"), among the Company, Sunterra Financial Services, Inc., as Servicer, LaSalle Bank National Association, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture) and as back-up servicer (the "Back-up Servicer"), to which Indenture reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. Certain provisions of the Indenture are described in this Note. The Indenture shall govern in the event that the provisions of this Note are inconsistent therewith.

         As provided in the Indenture, the Notes are secured by certain Mortgage Loans and by certain other collateral constituting the Trust Estate as described in the Indenture. The Notes are equally and ratably secured by the collateral pledged therefor to the extent provided by the Indenture.

         Unless earlier declared, or they otherwise become due and payable by reason of an Event of Default, the Notes are payable only at the time and in the manner provided in the Indenture and are not redeemable or prepayable at the option of the Company before such time except that the Notes shall be redeemable at the option of the Company in whole, but not in part, on any Distribution Date at such time as the aggregate Outstanding Note Balance is equal to or less than 10% of the Outstanding Note Balance as of the Closing Date. The Notes shall be redeemed at a redemption price equal to the aggregate

Outstanding Note Balance thereof, plus accrued interest thereon through the redemption date. If an Event of Default as defined in the Indenture shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the United States of America, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same Class, of authorized denominations and for the same aggregate Outstanding Note Balance, shall be issued to the designated transferee or transferees.

         Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company with the consent of the Holders of at least 51% of the aggregate Outstanding Note Balance of each class of Notes. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate Note Principal Balance of Outstanding Notes of one or more Classes, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

         The Notes are issuable only in registered form without coupons in such authorized denominations as provided in the

Indenture and subject to certain limitations therein set forth. The Notes are exchangeable for Notes of a like Outstanding Note Balance as of the Closing Date of the same Class of a different authorized denomination, as requested by the Holder surrendering same.

         This Note and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note in accordance with the Indenture at the times, place and rate, and in the coin or currency, herein prescribed.

        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, ___________________ has caused this instrument to be signed, manually or in facsimile, by its Managing Member.

                                            [                         ]


                                            BY_________________________________


Attest:

-----------------------------------

                              [FORM OF TRUSTEE'S
                        CERTIFICATE OF AUTHENTICATION]

         This is one of the Class [A][B][C] Notes referred to in the within-mentioned Indenture.

Dated:

LaSalle Bank National Association
as Trustee

By______________________
    Authorized Officer

                                  ARTICLE III.
                                   THE NOTES

Section 3.1.  Designation of Notes; Certain Related Provisions
              ------------------------------------------------

         The Class A Notes shall be designated generally as the "Dutch Elm, LLC Vacation Ownership Receivables-Backed Notes 1999-B Class A Notes" of the Company. The Class B Notes shall be designated generally as the "Dutch Elm, LLC Vacation Ownership Receivables-Backed Notes 1999-B Class B Notes" of the Company. The Class C Notes shall be designated generally as the "Dutch Elm, LLC Vacation Ownership Receivables-Backed Notes 1999-B Class C Notes" of the Company.

         All Notes of each class at any time simultaneously outstanding shall be identical in respect of place or places of payment and dates of payments with all other Notes of such class. Notes of each class shall have the same Note Interest Rate as all other Notes of such class.

         The stated maturity of each Class of Notes shall be March 17, 2016. The Class A, Class B and Class C Notes shall be assigned on or before the Closing Date ratings of "AAA", "A" and "BBB", respectively, by DCR.

         The aggregate Outstanding Note Balance as of the Closing Date of the Class A, Class B and Class C Notes that may be authenticated and delivered hereunder is limited to $33,700,000, $15,000,000 and $10,000,000, respectively, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of the same class pursuant to Sections 3.4, 3.6 or 9.5 hereof.

Section 3.2.  Denominations
              -------------

         The Notes are available in a minimum denomination of $500,000 original principal amount and integral multiples of $100,000 in excess thereof; provided,
                                                                       --------
however, that one Note of each Class may be issued in a denomination that
-------
includes any residual amount.

Section 3.3.  Execution, Authentication, Delivery and Dating
              ----------------------------------------------

         The Notes shall be executed on behalf of the Company by its President or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Notes may be manual or facsimile. The Notes may be printed, lithographed, typewritten, mimeographed or otherwise produced.

         Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication or delivery of such Notes or did not hold such offices at the date of authentication or delivery of such Notes.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company together with a Company Order authorizing authentication thereof to the Trustee for authentication; and, upon receipt of such Notes, the Trustee shall authenticate and deliver such Notes as in this Indenture provided and not otherwise. Notwithstanding anything herein to the contrary, the aggregate original principal amount of each class of the Notes that may be authenticated and delivered under this Indenture is limited to the aggregate Outstanding Note Balance for that Class as of the Closing Date, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of Notes pursuant to Section 3.4, 3.6 or 9.5 hereof.

         Each Note shall bear on its face the Closing Date and be dated as of the date of its authentication.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears to be on such Note a certificate of authentication substantially in the form provided for herein, executed by the Trustee by the manual signature of one of its authorized officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 3.4.  Registration, Registration of Transfer and Exchange
              ---------------------------------------------------

         The Trustee, in its capacity as registrar of the Notes (the "Note Registrar"), shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Notes and the registration of transfers of Notes.

         Upon surrender for registration of transfer of any Note at the Corporate Trust Office of the Trustee to be maintained as provided in Section 11.2, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations, of the same class and of a like Outstanding Note Balance as of the Closing Date.

         At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations of the same class and of a like Outstanding Note Balance as of the Closing Date, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of such transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing. The form of assignment set forth at Exhibit A hereof shall be deemed to be satisfactory for purposes of the last preceding sentence.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 9.5 not involving any registration of transfer.

Section 3.5.  Limitation on Transfer and Exchange
              -----------------------------------

         The Notes have not been registered or qualified under the Securities Act of 1933 (the "1933 Act") or the securities laws of any state. No transfer of any Note shall be made unless such transfer is made pursuant to an effective registration statement under the 1933 Act and registration or qualification under applicable state securities laws or is exempt from such registration or qualification. In the event that a transfer is to be made in reliance upon an exemption from the 1933 Act and applicable state securities laws, the Trustee shall require, in order to assure compliance with the 1933 Act, that the owner desiring to effect such transfer and such owner's prospective transferee each certify to the Company and Trustee in writing the facts surrounding the transfer in the form of either Exhibit 1 or Exhibit 2 to the Note Purchase Agreement. The Trustee may conclusively rely upon a Rule 144A Representation Letter from the prospective transferee in the form attached as Exhibit 2 to the Note Purchase Agreement or upon an investment letter from the prospective transferee in the form attached as Exhibit 1 to the Note Purchase Agreement to establish the availability of such exemption. Neither the Company nor the Trustee is obligated to register or qualify the Notes under the 1933 Act or any other securities law.

         The Trustee shall have no liability to the Trust Estate or otherwise arising from a transfer of any such Note in reliance upon a certification or Rule 144A Representation Letter described in this Section 3.5.

Section 3.6.  Mutilated, Destroyed, Lost or Stolen Notes
              ------------------------------------------

         If (i) any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Trustee by the Noteholder an agreement of indemnity in form and substance reasonably satisfactory to the Trustee to save the Company and the Trustee harmless, provided, if the holder of such Note is, or is a nominee for, an Institutional Investor with a net worth of at least $50,000,000 and has a long term credit rating of "A" or better, such Institutional Investor's own unsecured agreement of indemnity shall be deemed to be satisfactory, then, in the absence of notice to the Company or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of the same Class, tenor and Outstanding Note Balance as of the Closing Date, bearing a number not contemporaneously outstanding; provided, however, that if
                                                    -----------------
any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable the Company in its discretion may, instead of issuing a new Note, pay such Note.

         Upon the issuance of any new Note under this Section, the Company or the Trustee may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee connected therewith).

         Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of the same Class duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 3.7.  Payment of Principal and Interest
              ---------------------------------

         The principal of and interest due on the Notes of each Class are payable, without presentment, to the Person whose name appears as the Holder of such Note on the Record Date on the Note Register for the related Class by wire or other transfer in immediately available funds to the account specified in writing by such Holder in the Note Purchase Agreement, in the case of the Noteholders, or otherwise specified in writing by such Holder at least three Business Days prior to the Record Date for the Distribution Date on which wire or other transfers are to commence. Such payment shall be in such coin or currency of the United States of America as at the time of tender is legal tender for the payment of public and private debts. Funds representing any such checks returned undelivered shall be held in accordance with Section 11.3. Payments to each Noteholder shall be made pursuant to Section 13.1 hereof. Upon request, the Holder shall surrender such Note at the Corporate Trust Office of the Trustee within 30 days after such payment.

Section 3.8.  Persons Deemed Owners
              ---------------------

         Prior to due presentment for registration of transfer of any Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 3.9.  Cancellation
              ------------

         All Notes surrendered to the Trustee following, or at the time of, payment or for registration of transfer or exchange (including Notes surrendered to any Person other than the Trustee which shall be delivered to the Trustee) shall be promptly canceled by the Trustee. All canceled Notes held by the Trustee shall be held by the Trustee in accordance with its standard retention policy unless the Company shall direct in a timely manner by a Company Order that they be returned to it.

Section 3.10.  Tax Treatment
               -------------
         The Company has structured this Indenture and the Notes with the intention that the Notes will qualify under the applicable tax law as indebtedness of the Company. The Company and each Noteholder, by acceptance of its Note, agree to treat the Notes as debt of the Company for all purposes.

                                  ARTICLE IV.
                   AUTHENTICATION AND DELIVERY OF THE NOTES

Section 4.1.  General Provisions
              ------------------

         The Notes shall be executed by the Company and delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered by the Trustee upon its receipt of a Company Order and upon compliance with the conditions of Section 4.2, and upon delivery to the Trustee of the following:

          (1) a copy of the Company's Board Resolution authorizing the execution and delivery of this Indenture and the Notes; and

          (2) either (i) a certificate or other official document evidencing the due authorization, approval or consent of any government body or bodies, at the time having jurisdiction in the premises, and that the authorization, approval or consent of no other governmental body is required for valid issuance of the Notes, or (ii) an Opinion of Counsel that no such authorization, approval or consent of any governmental body is required.

Section 4.2.  Security for Notes
              ------------------

         The Notes shall be executed by the Company and delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered to the Company by the Trustee upon receipt of a Company Order and upon:

(a) establishment for the benefit of the Trustee on behalf of the Noteholders of the Lockbox Accounts, the Collection Account and the Reserve Account; and

(b) delivery by the Company to the Trustee, and receipt by the Trustee of the Mortgage Files and the Grant of all of the Company's right, title, and interest in and to the Trust Estate.

Section 4.3.  Delivery of Mortgage Loans
              --------------------------

         In connection with the assignment of all of the Company's right, title and interest in and to the Mortgage Loans and related Mortgage Loan Documents, the Company has delivered to, and deposited with, the Trustee the Mortgage Loans and related Mortgage Loan Documents. The Trustee acknowledges receipt of the files representing Mortgage Loan Documents and declares that it holds and will hold such Mortgage Loan Documents in trust for the use and benefit of all present and future Noteholders. The Servicer will submit the related Assignments for recording within three Business Days after the Closing Date at the expense of the Company. The Trustee shall deliver a certification on the Closing Date, indicating that it has reviewed each Mortgage File and the Schedule of Mortgage Loans and has determined that: except as set forth on the schedule of exceptions attached thereto, all required documents have been executed and received, that such documents relate to the Mortgage Loans identified on the Schedule of Mortgage Loans, and each Mortgage File contains an original Mortgage Note related to each such Mortgage Loan executed by the Mortgagor. The Trustee agrees, for the benefit of Noteholders, to review each Mortgage Loan Document delivered to it after the Closing Date within 30 days after the Grant of the related Mortgage Loan to the Trustee to ascertain that all required documents related to such Mortgage Loan have been executed and received, and that such documents relate to the Mortgage Loans identified in the Schedule of Mortgage Loans that have been provided to it and that each related Mortgage File contains an original Mortgage Note related to each such Mortgage Loan executed by the Mortgagor listed on the Schedule of Mortgage Loans either endorsed in blank by the original payee or showing a complete chain of title through to the Trustee. If the Trustee finds any document or documents constituting a part of the Mortgage Loan Documents to be missing or defective in any material respect, the Trustee shall promptly so notify the Company and the Seller and request that the Seller correct or cure such omission or defect within 90 days from the date the Seller was notified of such omission or defect. If within such 90-day period the Seller fails to cure such omission or defect, then the Company shall cause the Seller to deposit the Mortgage Purchase Price for the related Mortgage Loan in the Collection Account on the second Business Day prior to the Distribution Date relating to the Collection Period in which such 90-day period expired or cause to be substituted a Substitute Mortgage Loan pursuant to Section 12.6(b) hereof. Any such repurchased Mortgage Loan, upon deposit of the related Mortgage Purchase Price or substitution of a Substitute Mortgage Loan, shall be released from the Trust Estate by the Trustee to the Company or its designee within one Business Day of such deposit or substitution.

                                  ARTICLE V.
                          SATISFACTION AND DISCHARGE

Section 5.1.  Satisfaction and Discharge of Indenture
              ---------------------------------------

         This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer and exchange or payment) with respect to the Notes and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes and shall pay, assign, transfer and deliver to the Company upon Company Order all cash, securities and other property held by it as part of the Trust Estate (except for amounts required to pay and discharge the entire indebtedness of the Notes), when

         (1)  either

                   (A) all Notes theretofore authenticated and delivered (other than Notes which have been destroyed, lost or stolen and which have and which have been replaced or paid as provided in Section 3.6) have been delivered to the Trustee for cancellation; or

                   (B) all Notes not theretofore delivered to the Trustee for cancellation have become due and payable and the Company has irrevocably deposited or caused to be deposited with the Trustee, in trust for the purpose, an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation;

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (3) the Company has delivered to the Trustee and each Noteholder an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the Company's obligations in Sections 3.4, 3.6, 7.7, 11.2 and 11.3, the Trustee's obligations in Section 5.2 and the rights and immunities of the Trustee under this Indenture shall survive until the Notes are no longer Outstanding. Thereafter the obligations of the Company in Section 7.7 and the Trustee in
Section 5.2 and the rights and immunities of the Trustee under this Indenture shall survive.

Section 5.2.  Application of Money Held in Trust
              ----------------------------------

         All monies deposited with the Trustee pursuant to Section 5.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

Section 5.3.  Discharge of Security Interest
              ------------------------------

         Upon satisfaction and discharge of the Indenture as specified in
Section 5.1, the Trustee shall, on written demand of and at the expense of the Company and upon being supplied with instruments appropriate for the purpose, execute and the Company shall file all documents (including without limitation UCC Form 3) necessary to discharge all liens, mortgages, chattel mortgages and other security interests filed with any governmental board or body with respect to the Mortgage Loans, and any other assets of the Trust Estate, and the Trustee shall otherwise cooperate in any way necessary to restore full unencumbered title in the Mortgage Loans to the Company or its designee.


                                  ARTICLE VI.
                                   REMEDIES

Section 6.1.  Events of Default
              -----------------

         "Event of Default" wherever used herein means any one of the following events (whatever the reason for such Event of Default and without regard to whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of all or part of any payment of interest or principal required to be made under the terms of such Notes or this Indenture when due;

                  (2) default in the performance, or breach of any covenant of the Company or a Seller, as applicable, in this Indenture, a Sale Agreement or the Note Purchase Agreement and continuance of such default or breach for a period of 30 days after the earlier of (i) the date on which the Company or such Seller, as applicable, shall first have knowledge of such default or breach and (ii) the date on which written notice, specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder shall have been given to the Company or such Seller, as applicable, by the Trustee or any Noteholder;

                  (3) breach of any representation or warranty of the Company or a Seller, as applicable, in this Indenture, a Sale Agreement, in the Note Purchase Agreement or in any certificate delivered by the Company or a Seller affirming such representations and warranties, in each case as of the date such representation or warranty was made, which representation or warranty remains uncured;

                  (4) a proceeding shall have been instituted in a court having jurisdiction in the premises seeking the entry of a decree or order for relief in respect of the Company or a Seller under the Federal Bankruptcy Code or any other applicable bankruptcy, insolvency or other similar Federal or State law, or appointing a receiver, liquidator, assignee, trustee, or sequestrator (or other similar official) of the Company or a Seller or of any substantial part of its respective property, or ordering the winding up or liquidation of its respective affairs, which proceeding shall continue undismissed and unstayed and in effect for a period of 90 consecutive days or any of such relief sought in such proceeding shall have been granted; or

                  (5) the institution by the Company or a Seller of proceedings to be adjudicated a bankrupt or insolvent, or the consent by either of them to the institution of bankruptcy or insolvency proceedings against either of them, or the filing by either of them of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State law, or the consent by either of them to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or such Seller or of any substantial part of its respective property, or the making by either of them of an assignment for the benefit of creditors, or the admission by either of them in writing of its respective inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Seller in furtherance of any such action; or

                  (6) the occurrence and continuance of a Servicer Event of Default.

Section 6.2.  Acceleration of Maturity, Rescission and Annulment
              --------------------------------------------------

         If an Event of Default of the kind specified in clause (4) or (5) of
Section 6.1 occurs, the unpaid principal amount of all of the Notes shall automatically become immediately due and payable without notice, presentment or demand of any kind. If an Event of Default (other than an Event of Default of the kind specified in clause (4) or (5) of Section 6.1) occurs and is continuing, then and in every such case the Trustee may or at the direction of the Majority Holders (or, if the only Event of Default occurring is an Event of Default with respect to a Seller or Servicer set forth in clauses (2), (3) or
(6) of Section 6.1, then the Holder or the Holders of 66 2/3% of the aggregate Outstanding Note Balance of the Notes), the Trustee shall declare the principal of all of the Notes to be immediately due and payable, by a notice in writing to the Company (and to the Trustee if given by Noteholders), and upon any such declaration such principal (together with all accrued and previously unpaid interest) shall become immediately due and payable. The Trustee shall give notice to each Noteholder and DCR of such declaration. Notwithstanding the foregoing, the Trustee may not declare the Notes to be due and payable pursuant to this Section 6.2 as a result of an Event of Default arising solely from the Company's failure to perform its agreements set forth in
Section 7.7.

         At any time after such a declaration of acceleration has been made, but before any Sale of the Trust Estate has been made or a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of 66 2/3% of the aggregate Outstanding Note Balance of the Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequence if

         (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                    (A) all overdue installments of interest on all Class A,
                  Class B and Class C Notes,

                    (B) the principal of any of the Class A, Class B or Class C
                  Notes which has become due otherwise than by such declaration of acceleration and interest thereon at the applicable Note Interest Rate,

                    (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on the Class A, Class B and Class C Notes at the rate specified therefor in the applicable Notes, and

                    (D) all sums paid or advanced by the Trustee hereunder and the Back-up Servicer under the Servicing Agreement and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

         (2) all Events of Default, other than the nonpayment of the principal of the Class A, Class B and Class C Notes which have become due solely by such acceleration, have been cured or waived as provided in Section 6.13.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Subsequent to any such declaration of acceleration and so long as such declaration and its consequences has not been rescinded and annulled, prior to the exercise by the Trustee of the remedies set forth in Section 6.3(b) or (c) the Trustee shall give the Noteholders ten days' notice of its intention to take such actions.

Section 6.3.  Remedies
              --------

         If an Event of Default shall have occurred and be continuing, the Trustee may, after notification to all Noteholders and DCR and, at the direction of the Majority Holders, shall do one or more of the following:

(a) institute Proceedings for the collection of all amounts then payable on the Notes, or under this Indenture in respect of the Notes, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Trust Estate securing the Notes the monies adjudged due;

(b) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more Sales called and conducted in any manner permitted by law;

(c) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the portion of the Trust Estate securing the Notes; and

(d) exercise any remedies of a secured party under the UCC or other applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Holders of the Notes hereunder;

provided, however, except for any Sale conducted pursuant to Section 10.5, that
--------  -------
without the consent of the Holders of 66 2/3% of the aggregate Outstanding Note Balance of the Notes, the Trustee may not sell or otherwise liquidate the Trust Estate or any portion thereof unless, in the reasonable judgment of the Trustee after consultation with a Person of national reputation in the field of appraisal of property of the type comprising the Mortgaged Property, the proceeds of such Sale or Proceedings or liquidation distributable to the Noteholders will be sufficient to discharge in full the amounts then due and unpaid upon the Notes for principal and interest. The Trustee shall have no liability for any public Sale or private Sale conducted in reasonable reliance upon the advice of a Person of national reputation in the field of appraisal. If the Notes have been declared due and payable following an Event of Default and the

Trustee does not sell or otherwise liquidate the Trust Estate, it shall continue to hold such Trust Estate and make distributions therefrom pursuant to Section
6.6 hereof.

Section 6.4.  Trustee May File Proofs of Claim
              --------------------------------

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial Proceeding, relating to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of any Class of Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, to intervene in such proceeding or otherwise,

(i) to file and prove a claim for all amounts owing and unpaid in respect of the Notes and to file such other papers or documents and take such other action including participating as a member or otherwise, in any committee of creditors appointed in the matter, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Noteholders allowed in such judicial Proceeding;

(ii) to petition for lifting of the automatic stay and thereupon to foreclose upon the Trust Estate as elsewhere provided herein; and

(iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by each Noteholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan or reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such Proceeding.

Section 6.5.  Trustee May Enforce Claims without Possession of Notes
              ------------------------------------------------------

         All rights of actions and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements, indemnities and advances of the Trustee, its agents and counsel, be for the benefit of the Holders of the Notes in respect of which such judgment has been recovered applied to payments on the Notes in the order set forth in Section 6.6.

Section 6.6.  Allocation of Money Collected
              -----------------------------

         If the Notes have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Trustee with respect to the Notes pursuant to this Article (and any funds then held or thereafter received by the Trustee) shall be applied in the following order, at the date or dates fixed by the Trustee, but not less frequently than on scheduled Distribution Dates:

         FIRST: To the payment of all amounts due the Trustee under
Section 7.7;

         SECOND:  To the Servicer, the Servicing Fee;

         THIRD: (in the following order) To the payment, ratably, of (i) accrued interest on the Class A, Class B and Class C Notes, in that order, including interest (to the extent such interest has been collected by the Trustee or a sum sufficient therefor has been so collected and payment thereof is legally enforceable at the rate prescribed therefor in the applicable Notes) on overdue installments of interest, and (ii) the Outstanding Note Balances of the Class A, Class B and Class C Notes, in that order;

                  FOURTH: To the payment of all reasonable costs and expenses incurred by any Holder in connection with the enforcement of its rights hereunder or under the Notes, ratably, without preference or priority of any kind; and

                  FIFTH: To the payment of any surplus to or at the written direction of the Company or any other person legally entitled thereto.

Section 6.7.  Limitation on Suits
              -------------------

         No Holder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                   (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                   (2) the Holders of 10% of the aggregate Outstanding Note Balance of the Notes shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                   (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

                   (4) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

                   (5) no direction inconsistent with such written request has been given to the Trustee during such 30 day period by the Majority Holders;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

Section 6.8. Unconditional Right of Noteholders to Receive Principal and
             -----------------------------------------------------------
Interest
--------

         Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note as such principal and interest becomes due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 6.9.  Restoration of Rights and Remedies
              ----------------------------------

         If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case the Company, the Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding has been instituted.

Section 6.10.  Rights and Remedies Cumulative
               ------------------------------

         No right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 6.11.  Delay or Omission Not Waiver
               ----------------------------

         No delay or omission of the Trustee or of any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders, or any of them, may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholder or Noteholders, as the case may be.

Section 6.12.  Control by Noteholders
               ----------------------

         The Holders of 51% of the aggregate Outstanding Note Balance of each class of Notes shall have the right to direct in writing the decision whether to conduct, and the time, method and place of conducting, any Proceeding for any remedy available to the Trustee with respect to the Notes or exercising any trust or power conferred on the Trustee with respect to the Notes; provided that:
                                          --------

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction;

provided, however, that, subject to Section 7.1, the Trustee need not take any
--------  -------
action which it determines might involve it in liability or be unjustly prejudicial to the Noteholders not consenting.

Section 6.13.  Waiver of Past Defaults
               -----------------------

         The Holders of 51% of the aggregate Outstanding Note Balance of each class of Notes may waive, in writing, any past Event of Default with respect to the Notes hereunder and its consequences, except an Event of Default

                  (1) in the payment of the principal of or interest on any Note, or a default described in Section 6.1 (4) or (5), or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of 100% of the Holders of the Outstanding Notes affected thereby.

         Upon any such waiver, such Event of Default shall cease to exist and shall be deemed to have been cured for every purpose of this Indenture. The Trustee, upon receipt thereof, shall transmit by mail to DCR notice of such waiver specifying the date on which the Event of Default was waived promptly after the occurrence of such waiver.

Section 6.14.  Undertaking for Costs
               ---------------------

         All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee, as Trustee and as Back-up Servicer, for any action taken, suffered or omitted by it as Trustee or as Back-up Servicer, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.14 shall not apply to any suit instituted by the Trustee or to any suit instituted by any Noteholder or group of Noteholders, holding in the aggregate more than 10% in Outstanding Note Balance of all Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note when due.

Section 6.15.  Sale of Trust Estate
               --------------------

(a) The power to effect any sale, transfer or other disposition (a "Sale") of any portion of the Trust Estate pursuant to Section 6.3 shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate securing the Notes shall have been sold or all amounts payable under this Indenture with respect thereto shall have been paid. The Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale. It is hereby expressly agreed that the Trustee is not limited to any amount fixed by law as compensation for any Sale.

(b) Any Noteholder may bid for and acquire any portion of the Trust Estate securing the Notes in connection with any Sale thereof. In lieu of paying cash for the entire purchase price therefor, any Noteholder, after deducting the costs, charges and expenses (including reasonable attorney's fees) incurred by the Trustee in connection with such Sale; and in the case of any Class C Noteholder, after all amounts owing on the Class A and Class B Notes have been paid in full; and in the case of any Class B Noteholder, after all amounts owing on the Class A Notes have been paid in full) may make settlement for any portion of the purchase price remaining by crediting against amounts owing on the Notes held by it or other amounts owing to such Noteholder secured by this Indenture, the portion of the net proceeds of such Sale to which such Noteholder would be entitled hereunder.

(c) The Servicer and the Company covenant and agree that a Sale of some or the entirety of the Mortgage Loans and Mortgaged Properties by a public Sale held not less than ten days after notice thereof is commercially reasonable.

(d) The Trustee shall execute and deliver an appropriate instrument of transfer, provided to it by the Servicer, transferring its interest in any portion of the Trust Estate in connection with a Sale thereof. In addition, the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Company to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

Section 6.16.  Action on Notes
               ---------------

         The Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Company or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Company.

Section 6.17.  Company Bankruptcy
               ------------------

         The Trustee agrees, and each Holder of the Notes by its acceptance of any note shall be deemed to agree, that it will not join in any proceeding to commence a case against the Company or a Seller under the Federal Bankruptcy Code or any other applicable bankruptcy, insolvency or similar federal or state law without the consent of the Holders of more than 66 2/3% of the aggregate Outstanding Note Balance of the Notes.

                                  ARTICLE VII.
                                  THE TRUSTEE

Section 7.1.  Certain Duties and Responsibilities
              -----------------------------------

(a)      Except during the continuance of an Event of Default:

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and in the Servicing Agreement, and no implied covenants or obligations shall be read into this Indenture or in the Servicing Agreement against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

(b) In case an Event of Default (of which the Trustee has actual knowledge) has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

(c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Majority Holders relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes or under the Servicing Agreement;

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, provided that nothing herein contained shall excuse the Trustee for failure to perform its duties as Trustee under this Indenture or the Servicing Agreement;

                  (5) the Trustee shall not be charged with knowledge of any default hereunder or under the Servicing Agreement or any other fact or circumstance upon the occurrence of which it may be required to take action hereunder unless one of its Responsible Officers has actual knowledge thereof; and

                  (6) the Trustee shall have no obligation to ascertain whether any payment of interest on an overdue installment of interest is legally enforceable.

(d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 7.2.  Notice of Default, Cure, Waiver or Rating Action
              ------------------------------------------------

         Promptly after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by registered first class mail and facsimile to all Holders, as their names and addresses appear on the Note Register, and DCR notice of such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

         The Trustee shall provide to DCR and each Noteholder prompt notice of any Event of Default known to it, and of any cure (including waiver) thereof, together with a written explanation of the manner in which and time at which such Event of Default was cured or waived.

         The Trustee shall provide to each Noteholder notice of any rating action taken against the Notes by DCR promptly after receipt.

Section 7.3.  Certain Rights of Trustee
              -------------------------

              Subject to Section 7.1:

(a) the Trustee may, in the absence of bad faith on its part, conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other obligation, paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company

Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate of the Servicer or the Company;

(d) the Trustee may, in its reasonable judgment, consult with in-house counsel or any other counsel nationally-recognized in securitization with regard to legal questions arising out of or in connection with this Indenture, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses (including legal fees and expenses) and liabilities which might be incurred by it in compliance with such request or direction; and

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

         Except as otherwise agreed by it in writing, the Trustee shall not be responsible for the payment of any interest on amounts deposited with it hereunder.

Section 7.4.  Not Responsible for Recitals or Issuance of Notes
              -------------------------------------------------

(a) The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity, adequacy or condition of the Trust Estate or any part thereof, or as to the title of the Company thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Trustee hereunder or as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds thereof or of any money paid to the Company or upon Company Order or for the use or application by the Servicer of any amounts paid to the Servicer under any provisions hereof.

(b) Except as otherwise expressly provided herein and without limiting the generality of the foregoing, the Trustee shall have no responsibility or liability for or with respect to the existence or validity of any Mortgaged Property or Mortgage Loan, the perfection of any security interest (whether as of the date hereof or at any future time), the maintenance of or the taking of any action to maintain such perfection, the validity of the assignment of any portion of the Trust Estate to the Trustee or of any intervening assignment, the review of any Mortgage Loan (it being understood that the Trustee has not reviewed and does not intend to review the substance or form of any such Mortgage Loan or any Mortgage Loan Document) the performance or enforcement of any Mortgage Loan or Mortgage Loan Document, the compliance by the Company, a Seller or the Servicer with any covenant or the breach by the Company, a Seller or the Servicer of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation, any investment of monies in the Collection Account or Reserve Account or any loss resulting therefrom, the acts or omissions of the Company, a Seller, the Servicer or any Mortgagor, any action of the Servicer or a Seller taken in the name of the Trustee, or the validity of the Servicing Agreement or a Sale Agreement.

(c) The Trustee shall not have any obligation or liability under any Mortgage Loan by reason of or arising out of this Indenture or the granting of a security interest in such Mortgage Loan hereunder or the receipt by the Trustee of any payment relating to any Mortgage Loan pursuant hereto, nor shall the Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Company under or pursuant to any Mortgage Loan, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Mortgage Loan.

Section 7.5.  May Hold Notes
              --------------

         The Trustee, any Paying Agent, Note Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and if operative, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Note Registrar or such other agent.

Section 7.6.  Money Held in Trust
              -------------------

         Money received by the Trustee pursuant to this Indenture shall be held in trust for the purposes set forth herein. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required herein or required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed by the Trustee in writing with the Company except with respect to income or gain or investments that are its obligation in its corporate capacity.

Section 7.7.  Compensation and Reimbursement
              ------------------------------

         The Company agrees:

                  (a) to pay the Trustee the Trustee Fee, in accordance with
         Section 13.1 hereof, as reasonable compensation for all services rendered by it hereunder (which Trustee's Fee shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of the Trustee's agents and counsel) or the Servicing Agreement, except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) to indemnify the Trustee, its officers, directors, employees, custodians, nominees and agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of this trust and performance hereunder and under the Servicing Agreement in accordance with the terms hereof, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder and including any loss, liability or expense incurred by it as Back-up Servicer without negligence or bad faith.

         As security for the performance of the Company under this Indenture, the Trustee shall have a lien and right to payment, prior to the lien of the Noteholders and all other Persons, upon the Trust Estate. The Trustee shall not institute any proceeding solely to enforce its lien which would involve the Sale or other disposition of the Trust Estate until at least 91 days have elapsed since the date on which all of the Notes have been paid or discharged. The Trustee shall not be entitled to reimbursement of the expenses described in
Section 7.7(b) above pursuant to Section 13.1(a) hereof, unless, at least 30 days prior to the related Distribution Date, the Trustee has submitted to the Servicer a written request for such reimbursement and the Servicer has failed to comply with such request on or prior to such Distribution Date.

Section 7.8.  Corporate Trustee Requirement; Eligibility
              ------------------------------------------

         There shall at all times be a Trustee hereunder which shall at all times be a depository institution or trust company organized and doing business under the laws of the United States of America or any State thereof; authorized under such laws to exercise corporate trust powers; have a combined capital and surplus of at least $500,000,000; and be subject to supervision or examination by federal or state authorities; provided, however, that any successor Trustee
                                 -----------------
shall in addition be an institution with long-term, unsecured debt obligations rated "AA" or better by DCR or any other rating acceptable to DCR. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 7.8, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall immediately notify the Company, the Servicer, the Noteholders and DCR. In the event of such occurrence, the Company or the Servicer may cause the Trustee to resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 7.9.  Resignation and Removal; Appointment of Successor
              -------------------------------------------------

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 7.10.

(b) The Trustee may resign at any time by giving written notice thereof to the Company, the Servicer, DCR and to the Noteholders. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 90 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(c) The Trustee may be removed at any time by Act of the Majority Holders, delivered to the Trustee and to the Company.

(d) If at any time:

         (1) the Trustee shall cease to be eligible under Section 7.8 and shall fail to resign after written request therefor by the Company or by any such Noteholder, or

         (2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 6.14, any Noteholder who has been a bona fide Holder of a Note for at least six months (provided that the Notes have been Outstanding for at least six months, otherwise the Holder of the Note that has been outstanding for the longest period of time) may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee that meets the requirements set forth in Section 7.8. If no successor Trustee shall have been so appointed by the Company within 30 days after such resignation or removal or by the Majority Holders pursuant to

Section 7.9(f), any Noteholder who has been a bona fide Holder of Notes for at least six months (provided that the Notes have been outstanding for at least six months) may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee.

(f) Notwithstanding Section 7.9(e) hereof, under the following circumstances a successor Trustee may be appointed by Act of the Majority Holders delivered to the Company and (unless the office of the Trustee is then vacant) any retiring
Trustee: (a) a vacancy shall exist at any time in the office of the Trustee for any cause; (b) the Company shall not have appointed a successor Trustee within 30 days after the Trustee's resignation or removal; or (c) less than one year shall have passed after the appointment by the Company of a successor Trustee pursuant to Section 7.9(e). Any successor Trustee appointed by such Act of the Majority Holders shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee, if any, appointed by the Company.

(g) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Servicer, DCR and the Holders of Notes as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

(h) The Trustee shall be paid all amounts outstanding upon such resignation or removal and the obligations of the Company and the Servicer in Section 7.7 hereof shall survive such resignation or removal.

Section 7.10.  Acceptance of Appointment by Successor
               --------------------------------------

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and the Noteholders and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its reasonable charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trust of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 7.7. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 7.11.  Merger, Conversion, Consolidation or Succession to Business of
               --------------------------------------------------------------
Trustee
-------

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

Section 7.12.  Co-trustees and Separate Trustees
               ---------------------------------

     At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located (including for purposes of foreclosure), the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of Notes representing at least 25% of the aggregate Outstanding Note Balance of any Class, the Company shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of such Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

     Should any written instrument from the Company be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

     Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

         (1) The Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee.

         (2) The rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

         (3) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company evidenced by a Board Resolution, may accept the resignation of or remove any co-trustee or separate trustee, appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee that has so resigned or been removed may be appointed in the manner provided in this Section.

         (4) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee or any other such trustee hereunder nor shall the Trustee be liable by reason of any act or omission of any co-trustee or separate trustee hereunder.

         (5) Any Act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

Section 7.13.  Rights with Respect to the Servicer
               -----------------------------------

(a) The Trustee may terminate all rights and powers of the Servicer at any time, in accordance with the terms of the Servicing Agreement.

(b) If the Company shall have knowledge of the occurrence of any Servicer Event of Default under the Servicing Agreement, the Company shall promptly notify the Trustee in writing, the Noteholders and DCR thereof, and shall specify in such notice the action, if any, the Company is taking in respect of such event of default.

(c) Upon any termination of the original Servicer's rights and powers pursuant to the Servicing Agreement, a successor Servicer may be appointed in accordance with the provisions thereof, and if no successor is so appointed the Trustee shall serve as Servicer in accordance with the provisions of the Servicing Agreement.

Section 7.14.  Servicer as Agent and Bailee of Trustee
               ---------------------------------------

         Solely for the purpose of perfection of the lien of this Indenture, each of the Trustee and the Servicer hereby acknowledges that the Servicer is acting as agent and bailee of the Trustee for the benefit of the Noteholders as secured party in holding any items constituting a part of the Trust Estate, including any Mortgage Loans and the Mortgage Files relating to the Mortgage Loans and monies, which from time to time come into the possession of the Servicer (of which the Trustee shall retain a copy, other than in connection with Mortgage Loans released pursuant to this Indenture) provided that, with
                                                         --------
respect to any
other duties pursuant to said Servicing Agreement, the Servicer is acting as an independent contractor. It is intended that, by the Servicer's acceptance of such agency pursuant to the Servicing Agreement, the Trustee for the benefit of the Noteholders, as secured party, shall be deemed to have possession of such monies and other items for purposes of the UCC as adopted in the state in which such property is held by the Servicer. Subject to Section 7.1 hereunder, the Trustee shall not be liable for any act or omission of the Servicer in its capacity as agent and bailee of the Trustee.

Section 7.15.  Representations and Warranties of the Trustee
               ---------------------------------------------

The Trustee hereby makes the following representations and warranties on which the Company, the Servicer and Noteholders shall be entitled to rely:

(i) The Trustee is a nationally chartered bank duly organized, validly existing, and in good standing under the laws of its place of organization;

(ii) The Trustee has full power, authority and legal right to execute, deliver, and perform this Indenture and the Servicing Agreement, and has taken all necessary action to authorize the execution, delivery, and performance by it of this Indenture and the Servicing Agreement;

(iii) The execution, delivery and performance by the Trustee of this Indenture and the Servicing Agreement (a) does not violate any provision of any law or any order, writ, judgment, or decree of any court, arbitrator, or governmental authority applicable to the Trustee or any of its assets, (b) does not violate any provision of the corporate charter or by-laws of the Trustee, and (c) does not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on, any properties included in the Trust Estate pursuant to the provisions of any mortgage, indenture, contract, agreement, or other undertaking to which the Trustee is a party, which violation or default could reasonably be expected to materially and adversely affect the Trustee's performance or ability to perform its duties under this Indenture and the Servicing Agreement or the transactions contemplated in this Indenture and the Servicing Agreement;

(iv) The execution, delivery and performance by the Trustee of this Indenture and the Servicing Agreement does not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the banking and corporate trust activities of the Trustee;

(v) This Indenture and the Servicing Agreement has been duly executed and delivered by the Trustee and constitutes the legal, valid, and binding agreement of the Trustee, enforceable in accordance with its terms, and the Trustee meets the requirements of Section 7.8 hereof;

(vi) The Notes have been duly authenticated by the Trustee; and

(vii) The Trustee represents that it has used commercially reasonable best efforts to cure deficiencies with regards to the manipulation or calculation of dates beyond December 31, 1999 in the internally maintained computer software systems used by the Trustee in the conduct of its trust business which materially and adversely affect its ability to perform its obligations under this Indenture. The Trustee further represents that it will use commercially reasonable best efforts to obtain reasonable assurances from each third party vendor of licensed computer software systems used by the Trustee in the conduct of its trust business that such vendors shall use commercially reasonable efforts to cure any deficiencies with regards to the manipulation or calculation of dates beyond December 31, 1999 and such systems shall contain no deficiencies with regards to the manipulation or calculation of dates beyond December 31, 1999 which would materially and adversely affect the ability of the Trustee to perform its obligations under this Indenture.

                                 ARTICLE VIII.
                           CONSOLIDATION AND MERGER

Section 8.1.  Company May Not Consolidate, etc.
              ---------------------------------

         The Company shall not consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person.

                                  ARTICLE IX.
                            SUPPLEMENTAL INDENTURES

Section 9.1.  Supplemental Indentures without Consent of Noteholders
              ------------------------------------------------------

(a) Without the consent of the Holders of any Notes, the Company, when authorized by a Board Resolution, the Servicer and the Trustee, at any time and from time to time, may enter into one or more supplemental indentures provided
                                                                      --------
that such action shall not result in a reduction or withdrawal of the then current rating on any class of Notes as confirmed by DCR in writing, in form satisfactory to the Trustee, for any of the following purposes; provided,
                                                                --------
further, that no such supplemental indenture shall have any of the effects
-------
described in clauses (1) through (6) of the proviso to Section 9.2 hereof or adversely affect the interest of the Holders of any Notes:

         (1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject additional property to the lien of this Indenture; or

         (2) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of issue, authentication and delivery of the Notes, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed; or

         (3) to add to the covenants of the Company, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Company; or

         (4) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or

         (5) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture; or

         (6) to evidence the succession of the Trustee pursuant to
     Article 7.

(b) Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to this Section, the Company shall deliver to DCR and each Noteholder by overnight mail, a notice setting forth in general terms the substance of such supplemental indenture together with a copy of such supplemental indenture. Any failure of the Company to mail such notice and copy, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.2. Supplemental Indentures with Consent of Noteholders
             ---------------------------------------------------

     With the consent of the Holders of more than 51% of aggregate Outstanding Note Balance of each class of Notes, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture modifying in any manner the rights of the Holders of the Notes under this Indenture; provided that, unless the unanimous consent
                                   --------
of the Noteholders is received, such action shall not result in a reduction or withdrawal of the then current rating on any class of Notes as confirmed by DCR in writing, in form satisfactory to the Trustee; and provided further that no
                                                     --------
such supplemental indenture shall, without the consent of all Holders of each class of Outstanding Notes affected thereby:

(1) reduce the Outstanding Note Balance of any Note or the Note Interest Rate thereon or change the amount or priority or time of any payment on any Note or any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment; or

(2) impair or adversely affect the Trust Estate except as otherwise permitted herein; or

(3) modify or alter the provisions of the definition of the term "Outstanding";
or

(4) modify or alter the provisions of the proviso to Section 6.3; or

(5) modify any of the provisions of this Section 9.2 or any provision herein requiring the consent, waiver, approval or Act of the Holder or Holders of any particular amount of the Outstanding Note Balance of any Class of Notes; or

(6) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of a Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture.

     It shall be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to this Section, the Company shall mail to DCR and each Noteholder a notice setting forth in general terms the substance of such supplemental indenture together with a copy of such supplemental indenture. Any failure of the Company to mail such notice and copy, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.3.  Execution of Supplemental Indentures
              ------------------------------------

     In executing or accepting any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to be supplied with, and prior to executing any supplemental indenture pursuant to Section 9.1 the Trustee shall require (and subject to Section 7.1 shall be fully protected in relying upon), an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own duties or immunities under this Indenture or otherwise.

Section 9.4.  Effect of Supplemental Indentures
              ---------------------------------

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.5.  Reference in Notes to Supplemental Indenture
              --------------------------------------------

     Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                  ARTICLE X.
                              REDEMPTION OF NOTES

Section 10.1.  Redemption at the Option of the Servicer; Election To Redeem
               ------------------------------------------------------------

     The Servicer shall have the right to purchase all, but not less than all, the Mortgage Loans at the Purchase Price, on any Distribution Date (hereinafter referred to as a "Redemption Date") occurring after such time as the aggregate Outstanding Note Balance is equal to or less than 10% of the aggregate Outstanding Note Balance as of the Closing Date. The Funds represented by such Purchase Price shall be used to redeem the Notes in whole, but not in part, at the Redemption Price, with the excess to be paid to the Company.

     Installments of interest and principal due on or prior to a Redemption Date shall continue to be payable to the Holders of Notes called for redemption as of the relevant Record Dates according to their terms and the provisions of Section
3.7. The election of the Servicer to cause the redemption of the Notes pursuant to this Section shall be evidenced by a Board Resolution directing the Trustee to make the payment of the Redemption Price on all of the Outstanding Notes from monies deposited with the Trustee pursuant to Section 10.3.

Section 10.2.  Notice of Redemption by the Company
               -----------------------------------

     Notice of redemption pursuant to Section 10.1 shall be given by facsimile and registered mail, postage prepaid, mailed not less than 30 days prior to the applicable Redemption Date, to the Trustee, DCR and to each Holder of Outstanding Notes, at its address in the Note Register.

     All notices of redemption shall state:

(1) the Redemption Date;

(2) the Redemption Price;

(3) that on the Redemption Date, the Redemption Price shall become due and payable upon each such Note, and that interest thereon shall cease to accrue on such date upon the payment of the Redemption Price; and

(4) the place where such Notes are to be surrendered within 30 days after the Redemption Date, which shall be the office or agency of the Servicer to be maintained as provided in Section 11.2.

     Notice of redemption of Notes shall be given by the Servicer or, at the Servicer 's request, by the Trustee in the name and at the expense of the Servicer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

Section 10.3.  Deposit of the Redemption Price
               -------------------------------

     On or before the Business Day next preceding any Redemption Date, the Servicer shall deposit with the Trustee or with the Paying Agent an amount of monies sufficient to pay the Redemption Price of all Outstanding Notes on such Redemption Date (less any portion of such payment set aside from monies in the Collection Account or the Reserve Account for the Notes to be redeemed).

     In the case of a redemption pursuant to which a sale under Section 10.5 is to be held, on or before the Business Day next preceding the related Redemption Date, the Servicer shall deposit with the Trustee or with the Paying Agent an amount of money equal to the amount by which the Redemption Price is reasonably expected to exceed the proceeds of the sale plus an amount of money sufficient to pay the Trustee's fees and expenses reimbursable to the Trustee in accordance with Section 7.7.

Section 10.4.  Notes Payable on Redemption Date
               --------------------------------

     Notice of redemption having been given as provided in Section 10.2, the Notes to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and on such Redemption Date (unless the Servicer shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. On the Redemption Date, the Holders of such Notes shall be paid the Redemption Price by the Paying Agent; provided, however, that installments
                                          -----------------
of principal and interest which are due on or prior to the Redemption Date shall be payable to the Holders of such Notes registered as such on the relevant Record Dates according to their terms and the provisions of Section 3.7.

     If the Holders of any Note called for redemption shall not be so paid, the principal shall, until paid, continue to bear interest from the Redemption Date at the related Note Interest Rate until payment of principal is made.

Section 10.5.  Sale for Purposes of Redemption
               -------------------------------

(a) By Servicer Request, the Servicer may direct the Trustee to sell the Mortgage Loans securing the Notes called for redemption for the purpose of redeeming the Outstanding Notes in accordance with Section 10.1. The Servicer Request shall (i) specify the time and place of the sale, terms and the manner in which the sale is to be conducted and (ii) be accompanied by an Officers' Certificate certifying that no Event of Default shall be continuing. The date of any such sale shall be the Redemption Date and the amount of the proceeds from such sale shall equal or exceed the Redemption Price. Upon receipt of such Servicer Request, the Trustee shall employ its best efforts to sell the Mortgage Loans on the terms and conditions specified therein; provided, however, the Trustee may only sell such Mortgage Loans if (x) no Event of Default shall be continuing and (y) the amounts required to have been deposited by the Servicer with the Trustee or a Paying Agent pursuant to Section 10.3 shall have been so deposited. The Trustee shall deposit all proceeds from such sale (net of the Trustee's fees and expenses in connection with such sale, which fees and expenses shall not reduce the amount of such proceeds below the Redemption Price) in the Collection Account.

(b) The Trustee shall execute and deliver an appropriate instrument of conveyance, without recourse, warranty or representation, delivered to it by the Servicer transferring the Company's interest in any portion of the Mortgage Loans securing the Notes in connection with a sale thereof. In addition, the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Company to transfer and convey the Company's interest in any portion of such Mortgage Loans in connection with a sale thereof, and to take all action necessary to effect such sale. No purchaser or transferee at such a sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or to see to the application of any monies.

                                  ARTICLE XI.
                                   COVENANTS

Section 11.1.  Payment of Principal and Interest
               ---------------------------------

     The Company shall duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture.

Section 11.2.  Maintenance of Office or Agency
               -------------------------------

     The Company shall maintain an office or agency within the United States of America where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company hereby initially appoints the Trustee its office or agency for each of said purposes. The Company shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee at its Corporate Trust Office its agent to receive all such presentations, surrenders, notices and demands.

Section 11.3.  Money for Note Payments To Be Held in Trust
               -------------------------------------------

     The Company shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

(1) hold all sums held by it in respect of payments on Notes in trust for the benefit of the Noteholders entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(2) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment; and

(3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to any applicable escheat law, any money deposited with the Trustee or any Paying Agent in trust for payment to Noteholders on any Payment Date and remaining unclaimed for three years after such payment has become due and payable shall be paid to the Company on Company Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, shall thereupon cease; provided,
                                                               --------
however, that the Trustee or such Paying Agent, before being required to make
-------
any such repayment, shall at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Company. The Trustee shall also adopt and employ, at the expense of the Company, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders whose right to or interest in monies due and payable but not claimed is determinable from the records of any Paying Agent, at the last address as shown on the Note Register for each such Noteholder). Notwithstanding the foregoing, nothing herein shall be deemed to require the Trustee to give or cause the publication of any notice of the repayment of such monies to the Company and the Trustee shall not be liable to the Noteholders or the Trust Estate for its failure to provide or cause such notice.

Section 11.4.  Corporate Existence
               -------------------

     The Company shall keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Nevada, shall operate in accordance with, and subject to the limitations set forth in, its operating agreement, and shall obtain and preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture or the Notes. The Company shall promptly deliver to DCR and each Noteholder a copy of any amendment to its charter or its operating agreement.

Section 11.5.  Protection of Trust Estate
               --------------------------

     The Company shall from time to time execute and deliver all such supplements and amendments hereto (a copy of which shall be provided to the Noteholders) and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as is necessary or advisable to:

(i) Grant more effectively all or any portion of the Trust Estate;

(ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

(iii) perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture;

(iv) enforce any of the Mortgage Loans or, where appropriate, any security interest in the Trust Estate and the proceeds thereof; or

(v) preserve and defend title to the Trust Estate and the rights of the Trustee and the Noteholders therein against the claims of all persons and parties.

Section 11.6.  Negative Covenants
               ------------------

     So long as any Notes are Outstanding, the Company shall not:

(i) sell, transfer, exchange or otherwise dispose of any of the Trust Estate (except as expressly permitted by Section 10.5 and except as provided in Sections 12.6 and 12.7); or

(ii) claim any credit on, or make any deduction from, the principal or interest payable in respect of the Notes by reason of the payment of any taxes levied or assessed upon any of the Trust Estate; or

(iii) other than in accordance with the restrictions set forth therein, amend its organizational documents without the consent of the Majority Holders; provided, the Company shall not amend the organizational documents if the effect of any such amendment would be to result in a reduction or withdrawal of the then current rating of DCR assigned to the Notes as confirmed in writing by DCR; or

(iv) (a) permit the validity or effectiveness of this Indenture to be impaired, or permit this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations of this Indenture, except as may be expressly permitted hereby and thereby, (b) except to the extent permitted under this Indenture, permit any lien, charge, security interest, mortgage or other encumbrances to be created on or extended to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or incur any indebtedness other than the Notes, or (c) permit this Indenture to not constitute a valid first priority perfected security interest in the Trust Estate; or

(v) change the location of its chief executive office without thirty days' prior written notice to the Trustee, accompanied by such evidence of actions taken as shall be necessary to continue the perfection of the lien on the Collateral; or

(vi) incur any indebtedness not permitted by its operating agreement, or assume or guaranty any indebtedness of any other entity other than the indebtedness evidenced by the Notes; or

(vii)  engage in any business not permitted by its Operating Agreement; or

(viii) obtain or carry insurance relating to the Mortgage Loans separate from that required by the Servicing Agreement, unless the Trustee and the Noteholders shall have the same rights with respect thereto as they have with respect to the insurance required by the Servicing Agreement.

Section 11.7.  Statement as to Compliance
               --------------------------

     The Company shall deliver to the Trustee, the Noteholders and DCR, within 30 days after each December 31, March 31, June 30 and September 30 (commencing December 31, 1999 with the written statement delivered on such date covering the period from the Closing Date through June 30, 1999), a written statement signed by the Chairman or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Controller or an Assistant Controller of the Company, stating, as to each signer thereof, that

(1) a review of the activities of the Company during the preceding twelve-month period and of performance under this Indenture has been made under his supervision and

(2) the Company has fulfilled all its obligations under this Indenture throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

Section 11.8.  Investment Company Act
               ----------------------

     The Company shall conduct its operations in a manner which shall not subject it to registration as an "investment company" under the Investment Company Act of 1940.

Section 11.9.  Enforcement of Servicing Agreement and Sale Agreement
               -----------------------------------------------------

     The Company shall promptly take all actions necessary, and diligently pursue all remedies available to it, to enforce the obligations of the Servicer under the Servicing Agreement and Dutch Elm Holdings, Inc. under the Dutch Elm Loan Sale Agreement to secure its and the Noteholders' rights thereunder, provided that, prior to taking any action in the name of the Trustee, it shall
--------
receive the written consent of the Trustee.

Section 11.10.  Taxes
                -----

     The Company shall pay or cause to be paid all taxes when due and payable or levied against its assets, properties or income, including any property that is part of the Trust Estate.

Section 11.11.  Company Ownership
                -----------------
     The Company agrees that its books and records will reflect its ownership of the Mortgage Loans and that such Mortgage Loans are subject to the security of the Trustee on behalf of the Noteholders.

Section 11.12.  Nonconsolidation
                ----------------
     The Company agrees that so long as any Notes are Outstanding, it will be operated such that it will not be substantively consolidated in the bankruptcy estate of the Parent or any Affiliate thereof and will not have its separate existence disregarded in the event of a bankruptcy of the Parent or

Affiliate thereof. Without limiting the foregoing, the Company agrees that:

         (a) it will pay its own expenses, neither the Sellers nor the Parent will guarantee any of the Company's obligations other than pursuant to the Note Purchase Agreement and neither the Sellers, the Parent nor any Affiliate thereof will lend funds to the Company for the payment of expenses;

         (b) it will conduct its business exclusively on its own stationery and all correspondence by the Company will be in its own name;

         (c) it will not permit the Sellers (other than the Managing
Member), the Parent or any Affiliate thereof to be involved in the daily management of the Company; provided, however, an officer of the Parent or any such Affiliate shall not be prohibited from serving as an officer of the Company;

         (d) except in accordance with its organizational documents, it will not engage in any intercompany transactions with the Sellers, the Parent or any Affiliate thereof, except as provided in the Sale Agreements, the Servicing Agreement or this Indenture;

         (e) it will maintain company records and books of account separate and distinct from the Sellers' and the Parent's corporate records and the records of any Affiliate thereof and maintain corporate formalities and separate business offices and telephone number;

         (f) the financial statements of Sun Funding, Inc., Terra Loans Corp. and the Company will disclose that the assets of the Company are not available to pay creditors of Sun Funding, Inc., Terra Loans Corp. or any Affiliate thereof and will reflect the separate corporate existence of the Company;

         (g) it will not act as agent for the Sellers, the Parent or any Affiliate thereof and agrees that it will not authorize the Sellers, the Parent or any Affiliate thereof to act as its agent, except in Sunterra Financial Services, Inc.'s capacity as Servicer under the Servicing Agreement;

         (h) its managing member shall maintain at least one Independent Director as required in the managing member's certificate of incorporation;

         (i) it will maintain its assets separate and distinct from the Sellers' assets, the Parent's assets and the assets of any Affiliate thereof, and shall not permit its assets to be commingled with those of the Sellers, the Parent or any Affiliate thereof;

         (j) it shall not become contractually liable for the payment of any liability of the Sellers or the Parent; and

         (k) it will not modify or amend its operating agreement with respect to the purpose or purposes for which it is organized.

Section 11.13.  Representations, Warranties and Covenants
                -----------------------------------------

     The Company makes the following representations, warranties and covenants as to itself as of the Closing Date and with respect to any Subsequent Transfer Date, as of such Subsequent Transfer Date:

         (a) Due Formation; Valid Existence; Good Standing and Limited Purpose.
             -----------------------------------------------------------------
The Company is a limited liability company duly organized and validly existing in good standing under the laws of the jurisdiction of its formation; and is duly qualified to do business as a foreign limited liability company and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations under this Indenture, the Sale Agreement, the Servicing Agreement or the Note Purchase Agreement makes such qualification necessary except where the failure to be so qualified will not have a material adverse effect on the business of the Company or its ability to perform its obligations under this Indenture, the Dutch Elm Loan Sale Agreement, the Servicing Agreement or the Note Purchase Agreement or any other documents or transactions contemplated hereunder or the validity or enforceability of the Mortgage Loans.

         (b) Possession of Licenses, Certificates, Franchises and Permits. The
             ------------------------------------------------------------
Company holds, and at all times during the term of this Indenture, the Dutch Elm Loan Sale Agreement, the Servicing Agreement or the Note Purchase Agreement will hold, all material licenses, certificates, franchises and permits from all governmental authorities necessary for the conduct of its business and has received no notice of proceedings relating to the revocation of any such license, certificate, franchise or permit, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect its ability to perform its obligations under this Indenture, the Dutch Elm Loan Sale Agreement, the Servicing Agreement or the Note Purchase Agreement or any other documents or transactions contemplated hereunder or the validity or enforceability of the Mortgage Loans.

         (c) Authority and Power. The Company has, and at all times during the
             -------------------
term of this Indenture will have, all requisite power and authority to own its properties, to conduct its business, to execute and deliver this Indenture, the Dutch Elm Loan Sale Agreement, the Servicing Agreement and the Note Purchase Agreement and to perform all of its obligations under this Indenture, the Dutch Elm Loan Sale Agreement, the Servicing Agreement and the Note Purchase Agreement. The Company has all requisite power and authority to acquire, own and Grant to the Trustee as part of the Trust Estate the Mortgage Loans.

         (d) Authorization, Execution and Delivery; Valid and Binding. This
             --------------------------------------------------------
Indenture, the Dutch Elm Loan Sale Agreement, the Servicing Agreement or the Note Purchase Agreement and all other documents and instruments required or contemplated hereby to be executed and delivered by the Company have been duly authorized, executed and delivered by the Company and, assuming the due execution and delivery by the other party or parties hereto and thereto, constitute legal, valid and binding agreements enforceable against the Company in accordance with their respective terms subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of the Company and to general principles of equity.

         (e) No Violation of Law, Rule, Regulation, etc. The execution, delivery
             ------------------------------------------
and performance by the Company of this Indenture, the Dutch Elm Loan Sale Agreement, the Servicing Agreement or the Note Purchase Agreement and any other documents and transactions in connection herewith to which the Company is a party do not and will not (i) violate any of the provisions of the Certificate of Formation or operating agreement of the Company, (ii) violate any provision of any law, governmental rule or regulation currently in effect applicable to the Company or its properties or by which the Company or its properties may be bound or affected, including, without limitation, any bulk transfer laws, (iii) violate any judgment, decree, writ, injunction, award, determination or order currently in effect applicable to the Company or its properties or by which the Company or its properties are bound or affected, (iv) conflict with, or result in a breach of, or constitute a default under, any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Company is a party or by which it is bound or (v) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument.

         (f) Governmental Consent. No consent, approval, order or authorization
             --------------------
of, and no filing with or notice to, any court or other governmental authority in respect of the Company is required in connection with the authorization, execution, delivery or performance by the Company of this Indenture, the Dutch Elm Loan Sale Agreement, the Servicing Agreement or the Note Purchase Agreement or any of the other documents or transactions contemplated hereunder.

         (g) Defaults. The Company is not in default under any material
             --------
agreement, contract, instrument or indenture to which the Company is a party or by which it or its properties is or are bound, or with respect to any order of any court, administrative agency, arbitrator or governmental body which would have a material adverse effect on the transactions contemplated hereunder; and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such agreement, contract, instrument or indenture, or with respect to any such order of any court, administrative agency, arbitrator or governmental body.

         (h) Insolvency. The Company will be solvent at all relevant times prior
             ----------
to, and will not be rendered insolvent by, the transfer of the Mortgage Loans to the Trust Estate. Prior to the date hereof, the Company did not, and is not about to, engage in any business or transaction for which any property remaining with the Company would constitute an unreasonably small amount of capital. In addition, the Company has not incurred debts that would be beyond the Company's ability to pay as such debts matured.

         (i) Pending Litigation or Other Proceedings. There is no pending or, to
             ---------------------------------------
the best of the Company's knowledge, threatened action, suit, proceeding or investigation before any court, administrative agency, arbitrator or governmental body against or affecting the Company which, if decided adversely, would materially and adversely affect (i) the condition (financial or otherwise), business or operations of the Company, (ii) the ability of the Company to perform its obligations under, or the validity or enforceability of, this Indenture, the Dutch Elm Loan Sale Agreement, the Servicing Agreement or the Note Purchase

Agreement or any other documents or transactions contemplated under this Indenture, (iii) any Mortgaged Property or title of any Mortgagor to any Mortgaged Property or (iv) the Trustee's ability to foreclose or otherwise enforce the liens of the Mortgage Loans.

         (j) All Eligible Mortgage Loans Granted to the Trustee. Each Mortgage
             --------------------------------------------------
Loan which has been acquired by the Company and Granted to the Trustee was owned by the applicable Seller, prior to the Company's acquisition thereof, free and clear of all liens other than Permitted Encumbrances and was related to a Resort.

         (k) Information. No document, certificate or report furnished or
             -----------
required to be furnished by the Company pursuant to this Indenture, when taken as a whole with the other information provided by the Indenture, contains or will contain when furnished any untrue statement of a material fact or fails or will fail to state a material fact necessary in order to make the statements contained therein not misleading.

         (l) Condominium Units Complete. The condominium units related to the
             --------------------------
Mortgage Loans in the Resorts have been issued a certificate of occupancy and have been completed as required by all applicable state and local laws.

         (m) Delivery of Insurance Proceeds. In the event that the Company shall
             ------------------------------
have received any Insurance Proceeds, to the extent such Insurance Proceeds are not used to rebuild or repair the related Mortgaged Property, the Company shall promptly deposit such Insurance Proceeds into the Collection Account.

         (n) No Deficiency Accumulation. As of the Closing Date, the Company has
             --------------------------
not incurred any "accumulated funding deficiency" (as such term is defined under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code) with respect to any "employee benefit plan" (as such term is defined under ERISA) sponsored by the Company.

         (o) Taxes. The Company has timely filed all tax returns (Federal, state
             -----
and local) which are required to be filed and has paid all taxes related thereto, other than those which are being contested in good faith.

         (p) Place of Business. The principal place of business and chief
             -----------------
executive office of the Company are located at 9921 Covington Cross Drive, Suite 105-E, Las Vegas, Nevada.

         (q) Name. The legal name of the Company is as set forth in this
             ----
Agreement and the Company does not use any other tradenames, fictitious names, assumed names or "doing business as" names.

         (r) Subsidiaries and Consolidation. The Company has no subsidiaries and
             ------------------------------
will be operated in such a manner so as not to be substantively consolidated in the bankruptcy estate of the Parent or any Affiliate.

         (s) No Adverse Change. Since its formation, there has been no change in
             -----------------
the business, operations, financial condition, properties or assets of the Company which would have a material adverse effect on its ability to perform its obligations under this Indenture or materially adversely affect the transactions contemplated under this Indenture, the Dutch Elm Loan Sale Agreement, the Servicing Agreement or the Note Purchase Agreement.

         (t) Securities Laws. The Company is not an "investment company" or a
             ---------------
company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (u) Remittance to the Servicer. In the event that any Mortgagor should
             --------------------------
remit to the Company any payment or other property on or in respect of a Mortgage Loan, then, not later than the Business Day following receipt thereof, the Company shall transfer such Remittance to the Servicer.

         (v) Management. Other than the Managing Member, the Sellers are not
             ----------
involved in the day-to-day management of the Company and the Company maintains its assets separately from the assets of the Sellers.

         (w) Rating Confirmation. So long as any Notes are outstanding, the
             -------------------
Company shall, prior to sponsoring any trusts or issuing any other debt or guarantees, obtain from DCR a confirmation of its ratings on the Notes.

         (x) Payment of Review and Renewal Fees. The Company will pay or cause
             ----------------------------------
to be paid to DCR, the annual rating review and renewal fee in respect of the Notes.

         (y) Form of Mortgage. Each Mortgage or deed of trust and Mortgage Note
             ----------------
is substantially in the form of the Mortgage and Mortgage Note attached as Exhibit E hereto.

Section 11.14.  Opinions as to Trust Estate.
                ---------------------------
         On or before the date which is 30 days before the earliest anniversary of the Closing Date on which a financing statement filed in connection with the Trust Estate expires, the Company shall furnish to each Noteholder an Opinion of Counsel stating either that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents, as applicable, and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the first perfected Lien and security interest created by this Indenture with respect to the Trust Estate or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest.

Section 11.15.  Indemnification by the Company.
                ------------------------------

         The Company shall indemnify, defend and hold harmless the Noteholders and the Trustee from and against any loss, liability or expense incurred by reason of the Company's gross negligence, willful misfeasance or bad faith in the performance of its obligations and duties hereunder, reckless disregard of its obligations and duties hereunder or breach of any provision hereof.

                                 ARTICLE XII.
                      ACCOUNTS, ACCOUNTINGS AND RELEASES

Section 12.1.  Collection of Money
               -------------------

         In accordance with the terms and conditions set forth herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture and in accordance with the Servicing Agreement. The Trustee shall hold all such money and property so received by it as part of the Trust Estate and shall apply it as provided in this Indenture. If any default occurs in the making of any payment or performance under any Mortgage Loan, the Trustee, upon Company or Servicer Request may, and upon the written request of the Holders of more than 50% of the aggregate Outstanding Note Balance of any Class of Notes shall subject to Section 7.1, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim an Event of Default under this Indenture and to proceed thereafter as provided in Article Six.

Section 12.2.  Accounts
               --------

         (a) Prior to the Closing Date, the Trustee shall open and maintain or cause to be opened and maintained, at a depository institution (which shall initially be LaSalle Bank National Association), a trust account denominated "Collection Account -- Dutch Elm, LLC Vacation Ownership Receivables-Backed Notes 1999-B". Funds deposited in the Collection Account shall be held in trust for the Holders of the Notes for the uses and purposes set forth herein. The Collection Account shall at all times be an Eligible Account, shall relate solely to the Notes, the Mortgage Loans and Permitted Investments and the Trustee shall have the exclusive right to withdraw funds therefrom. The Collection Account shall be segregated on the books and records of the Trustee, and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Trustee (whether made directly, or indirectly through a liquidator or receiver of the Trustee).

         So long as no Servicer Event of Default shall have occurred and be continuing, all or any portion of the Collection Account shall be invested by the Trustee at the Servicer's written direction in one or more Permitted Investments with the appropriate maturity meeting the requirements set forth below. If the Servicer does not direct the Trustee to invest funds deposited in the Collection Account, or if a Servicer Event of Default shall have occurred and be continuing, such funds shall be invested by the Trustee in Permitted Investments listed in clause (v) of the definition of "Permitted Investments" herein. All Permitted Investments shall be in the name of the Trustee. All income or other gain from investment of monies deposited in the Collection Account shall be deposited in the Collection Account immediately upon receipt thereof, and any loss resulting from Permitted Investment shall be charged to the Collection Account. The maximum permissible maturity or, if applicable, the latest redemption date of any Permitted Investments made with amounts that will constitute part of the Collection Account Amount for a particular Distribution Date shall be not later than the Business Day preceding such Distribution Date or a Redemption Date, as applicable; provided, however, that if the Collection
                                     --------  -------
Account is maintained with the Trustee, for Permitted Investments on which the Trustee is the obligor (including repurchase agreements on which the Trustee in its commercial capacity is liable as principal), such Permitted Investments may mature on such Distribution Date. No Permitted Investment may be sold prior to its maturity or required redemption.

         Amounts held in the Collection Account which represent the final payment due to Noteholders on the Final Distribution Date shall, to the extent not distributed on the Final Distribution Date, be held uninvested pending distribution to the Noteholders in accordance with this Indenture.

         On any day, based on an Officer's Certificate of the Servicer, the Trustee shall withdraw amounts specified therein and certified to have been deposited into the Collection Account in error and remit the same to the Servicer or as the Servicer may direct.

         (b) Prior to the Closing Date, the Trustee shall establish a trust account denominated "Reserve Account -- Dutch Elm, LLC Vacation Ownership Receivables-Backed Notes 1999-B" (the "Reserve Account"), which shall have the characteristics set forth in this Section 12.2(b). Funds deposited in the Reserve Account shall be held in trust by the Trustee for the Holders of the Notes for the uses and purposes set forth herein. The Reserve Account shall at all times be an Eligible Account, shall relate solely to the Notes and Permitted Investments and the Trustee shall have the exclusive right to withdraw funds therefrom. The Reserve Account shall be segregated on the books and records of the Trustee, and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Trustee (whether made directly, or indirectly through a liquidator or receiver of the Trustee).

         On the Closing Date, the Company shall deposit in the Reserve Account the Initial Reserve Account Deposit. Any deposit to the Reserve Account shall be made by wire transfer of immediately available funds in accordance with instructions provided by the Trustee.

         With respect to each Distribution Date, after making the distributions required pursuant to clauses "first" through "eleventh" of Section 13.1(a), after making the distributions required pursuant to clauses "first" through "ninth" if the Trustee has received notice from the Servicer that a Default Trigger II has occurred and is continuing, and after making the distributions required pursuant to clauses "first" through "seventh" if the Trustee has received notice from the Servicer that Default Trigger III has occurred and is continuing, the

Trustee shall withdraw from the Collection Account an amount up to any positive difference between the Requisite Reserve Amount and the amount then on deposit in the Reserve Account, and deposit such amount in the Reserve Account.

         On the second Business Day preceding each Distribution Date, the Trustee shall (i) withdraw from the Reserve Account (to the extent of funds on deposit therein) an amount equal to the Shortfall Amount and (ii) upon receipt of instruction from the Servicer pursuant to Section 2.6 of the Servicing Agreement, withdraw from the Reserve Account (to the extent of funds on deposit therein) an amount equal to the P&I Advances for the related Collection Period, and deposit such amounts into the Collection Account by 5:00 p.m. New York City time on the Business Day prior to the Distribution Date.

         On the Business Day immediately preceding the first Distribution Date following any date of determination on which the amount on deposit in the Reserve Account exceeds the Requisite Reserve Amount after taking into account the distributions to be made on such Distribution Date, as applicable, the Trustee shall withdraw from the Reserve Account the amount of such excess and deposit the same in the Collection Account for distribution in accordance with
Section 13.1(a).

         On the Business Day immediately preceding the Final Distribution Date hereunder the Trustee shall withdraw all amounts then on deposit in the Reserve Account, deposit the same into the Collection Account, and thereafter terminate the Reserve Account.

         On any day, based on an Officer's Certificate of the Servicer, the Trustee shall withdraw amounts specified therein and certified to have been deposited into the Reserve Account in error and remit the same to the Servicer or as the Servicer may direct.

         So long as no Servicer Event of Default shall have occurred and be continuing, all or any portion of the amounts on deposit in the Reserve Account shall be invested by the Trustee at the Servicer's written direction in one or more Permitted Investments with the appropriate maturity meeting the requirements set forth below. If the Servicer does not direct the Trustee to invest funds deposited in the Reserve Account, or if a Servicer Event of Default shall have occurred and be continuing, such funds shall be invested by the Trustee in Permitted Investments listed in clause (v) of the definition of "Permitted Investments" herein. All Permitted Investments shall be in the name of the Trustee. All income or other gain from investment of monies deposited in the Reserve Account shall be deposited in the Reserve Account immediately upon receipt thereof and any loss resulting from Permitted Investment shall be charged to the Reserve Account. The maximum permissible maturity or, if applicable, the latest redemption date of any Permitted Investments made with amounts on deposit in the Reserve Account for a particular Distribution Date shall be not later than two Business Days preceding such Distribution Date; provided, however, that if the Reserve Account is maintained
                   --------  -------
with the Trustee, for Permitted Investments on which the Trustee is the obligor (including repurchase agreements on which the Trustee in its commercial capacity is liable as principal), such Permitted Investments may mature on such Distribution Date; and provided, further, that all funds invested in Permitted
                       --------  -------
Investments of the type described in clause (v) of the definition of "Permitted Investments" must be withdrawn from such Permitted Investment no later than such Distribution Date if such investment is managed by the Trustee, and two Business Days prior to the Distribution Date if not managed by the Trustee. No Permitted Investment may be sold prior to its maturity or required redemption.

Section 12.3.  Reliance on Representations and Warranties
               ------------------------------------------

                  The Company agrees and acknowledges that the Trustee and the Noteholders have relied and will continue to rely upon each of the representations and warranties in the Granting Clause, Section 11.13 above and
Section 3 of the Dutch Elm Loan Sale Agreement, and further agrees that such Persons are entitled to so rely thereon. The representations and warranties in the Granting Clause and Section 11.13 above shall survive the Grant of the Trust Estate to the Trustee and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Indenture. The representations and warranties in Section 11.13 above shall be unimpaired by any review and examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Trustee to review or examine the Mortgage Files and such other documents and shall inure to the benefit of any permitted transferee of the Trustee.

Section 12.4.  Notice of Incorrect Representations and Warranties
               --------------------------------------------------

If any party hereto during the term of this Indenture discovers, or receives notice from the Trustee, that any of the representations or warranties contained in Section 3 of the Dutch Elm Loan Sale Agreement are, in any material respect, false, incorrect or misleading, or if any such party obtains knowledge of any event or circumstance that would reasonably cause such party to believe that any of such representations or warranties are, in any material respect, false, incorrect or misleading, such party shall promptly deliver to the other parties hereto, to DCR and the applicable Seller notice of a breach of such representation or warranty.

Section 12.5.  Misrepresentations
               ------------------

         If any of the representations or warranties contained in Section 3(b) of the Sale Agreements are, in any material respect, false, incorrect or misleading as to any Mortgage Loan, the Trustee, upon receiving notice or otherwise obtaining knowledge of such fact, shall, in writing, request the related Seller, at its expense, to take such action as is necessary to cause such false, incorrect or misleading representation or warranty to be, in all material respects, true, correct and not misleading, within 90 days following the giving of written notice to such Seller by the Trustee of such false, incorrect or misleading representation or warranty, or following the discovery thereof by such Seller. Such Seller will promptly deliver written notice of any such discovery to the Trustee. Such Seller will also promptly deliver written notice to the Trustee as to the actions taken to cure any such false, incorrect or misleading representation or warranty.

Section 12.6.  Mandatory Repurchase Obligation
               -------------------------------

         (a) If within the applicable time period set forth in Section 12.5 above the applicable Seller fails to cure, in all material respects, any representation or warranty with respect to any Mortgage Loan in Section 3(b) of a Sale Agreement which is, in any material respect, false, incorrect or misleading, then, the Company shall cause to be repurchased each Mortgage Loan with respect to which such false, incorrect or misleading representation or warranty was made (each, a "Defective Mortgage Loan") on the Distribution Date following the first Record Date after the expiration of the 90-day cure period described in Section 12.5 hereof, related to such Defective Mortgage Loan (a "Repurchase Date").

         (b) Each Defective Mortgage Loan shall be so repurchased at the Mortgage Purchase Price therefor, which shall be paid into the Collection Account in immediately available funds on such Repurchase Date; provided,
                                                                --------
however, that in the case of a Defective Mortgage Loan as to which discovery of
-------
a breach of a representation or warranty contained in Section 3(b) of a Sale Agreement is made, or notice thereof is given, the related Seller, at its election, may in substitution for such Defective Mortgage Loan sell a Substitute Mortgage Loan to the Company, which will then pledge such Substitute Mortgage Loan to the Trustee upon the satisfaction of the following conditions:

         (i) the related Seller executes and delivers an Assignment of the Substitute Mortgage Loan to the Company or at the direction of the Company, to the Trustee;

         (ii) the related Seller delivers, or causes to be delivered, the Mortgage Loan Documents to the Trustee; and

         (iii) the related Seller, in an Officer's Certificate, confirms all representations and warranties of Section 3 of the Sale Agreement and provides to the Trustee copies of all necessary filings and recording. The Servicer shall file and record such documents.

         On any date of determination, the aggregate Outstanding Principal Balance of the Substitute Mortgage Loans as of the related dates of substitution shall not exceed 3% of the Outstanding Pool Balance as of the Cut-Off Date.

         Upon satisfaction of such conditions, the Servicer shall add the Substitute Mortgage Loan to, and delete the Defective Mortgage Loan from, the Schedule of Mortgage Loans. Such substitution shall be effected prior to the first Distribution Date that occurs more than 90 days after the related Seller becomes aware, or should have become aware, or receives written notice from the Trustee, of the breach referred to in Section 12.5 hereof.

         (c) Upon (i) payment by the related Seller of an amount equal to the Mortgage Purchase Price or (ii) provision by the Company of a Substitute Mortgage Loan in accordance with Section 12.6(b), as the case may be, the Trustee shall deliver to the related Seller such duly executed instruments as may be necessary to release the lien of this Indenture on the Defective Mortgage Loan. Upon the repurchase of or substitution for a Defective Mortgage Loan under this Section 12.6, this Indenture shall terminate as to the Mortgage Loan so repurchased or substituted. Upon such repurchase or substitution, the related Mortgage Loan Documents shall be redelivered to the Seller.

Section 12.7.  Subsequent Loans
               ----------------

         (a) With respect to any Collection Period in which the Trustee receives any Upgrade Prepayments, the Company may elect to Grant one or more Subsequent Loans during such Collection Period in accordance with the provisions of this Section.

         (b) On any Subsequent Transfer Date, provided the conditions set forth in paragraph (c) below are satisfied and no Event of Default shall have occurred and be continuing, the Trustee shall withdraw from the Collection Account an amount equal to the least of (i) the aggregate Mortgage Purchase Price for the Subsequent Loans to be Granted on such date, (ii) any amounts representing Upgrade Prepayments then on deposit in the Collection Account and (iii) the Remaining Substitution/Purchase Amount; and shall pay such amount to the applicable Seller(s) on behalf of the Company.

         (c) The Trustee shall only be required to withdraw and pay any amounts referred to in paragraph (b) above, upon the satisfaction of the following conditions on or prior to the Subsequent Transfer Date:

         (i) the Company executes and delivers a Notice of Subsequent Loan(s) to the Trustee at least two Business Days prior to the related Subsequent Transfer Date;

         (ii) the Company delivers, or causes the related Seller(s) to deliver, the related Mortgage Loan Documents to the Trustee;

         (iii) the Company delivers to the Trustee copies of all necessary filings and recordings which the Servicer shall file and record;

         (iv) in connection with Subsequent Loans sold by Blue Bison Funding Corp. to Dutch Elm Holdings, Inc., the Company delivers a release with respect to such Subsequent Loans executed by Barton Capital Corporation; and

         (v) the Company delivers a bringdown true sale opinion with respect to such Subsequent Loans.

Section 12.8.  Reports by Trustee to Noteholders and DCR
               -----------------------------------------

         On each Distribution Date, the Trustee shall or cause the Servicer to report to each Holder of Notes and DCR the amount of payments to such Noteholders which represents principal and the amount which represents interest, and shall contemporaneously advise the Company of all such payments. The Trustee may satisfy its obligations under this
Section 12.8 by delivering (or by causing the Servicer to deliver) the Servicer Report to each such Holder of the Notes and DCR. Based on notice delivered by the Servicer, on or before the 30th day prior to the Final Distribution Date, the Trustee shall provide notice to DCR and the Holders of Notes to be paid on the Final Distribution Date for such Notes. Such notice shall include (1) a statement that if the appropriate payments are made on the Final Distribution Date, interest shall cease to accrue as of the Final Distribution Date and (2) a statement that following the final payment of all principal and accrued interest on such Notes that Holders thereof are required to surrender the same to the Trustee within 30 days.

Section 12.9.  Accounting by Trustee to Company
               --------------------------------

         Within five Business Days following each Distribution Date, the Trustee shall render to the Company and each Noteholder an accounting of:

         (i) the aggregate funds deposited in each of the Collection Account and the Reserve Account subsequent to the immediately preceding Distribution Date;

         (ii) the amount of principal and the amount of interest paid to the Holders of each Class of Notes;

         (iii) any funds remaining in the Collection Account after (A) payments of interest and principal as set forth pursuant to clause (ii) above and (B) payments of all other amounts payable from the Collection Account pursuant to
Section 13.1(a), including an accounting of such payments;

         (iv) any discrepancy between the aggregate amount of principal remaining on the Notes after giving effect to the principal payment on the Notes on such Distribution Date and the aggregate amount of principal remaining on the Notes as set forth on the Servicer Report.

Section 12.10.  Trust Estate
                ------------

         (a) The Trustee may, and when required by the provisions of Articles Five, Six and Twelve of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article Twelve shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (b) At the written request of the Company and upon being supplied with appropriate forms therefor, the Trustee shall, at such time as there are no Notes Outstanding and all amounts due under this Indenture have been paid and the lien of the Indenture has been discharged in accordance with Section 5.1 hereof, release the Trust Estate from the lien of this Indenture.

Section 12.11.  Allocation of Losses
                --------------------

         On each Distribution Date, to the extent the sum of (i) amounts to be distributed pursuant to clause "seventeenth" of Section 13.1 and (ii) amounts on deposit in the Reserve Account, are insufficient to cover Realized Losses with respect to the Mortgage Loans that were incurred at any time following the Cut-off Date through the end of the related Collection Period, and in any event that were not previously allocated pursuant to this Section 12.11 on any prior Distribution Date, prior to the distributions to be made on such date pursuant to Section 13.1, the Trustee shall allocate to the respective Notes as follows the aggregate of all such Realized Losses, but only to the extent that the aggregate outstanding principal balance of the Notes as of such Distribution Date (after taking into account all of the distributions to be made on such Distribution Date pursuant to Section 13.1), exceeds the sum of (x) the Outstanding Pool Balance and (y) amounts then on deposit in the Reserve Account, immediately following such Distribution Date: first, to the Class C Notes, until
                                              -----
the remaining principal balance thereof has been reduced to zero; and second, to
                                                                      ------
the Class B Notes, until the remaining principal balance thereof has been reduced to zero; and third, to the Class A Notes, until the remaining principal
                     -----
balance thereof has been reduced to zero. Any allocation of such Realized Losses to a class of Notes shall be made by reducing the respective principal balances thereof by the amount so allocated. All such Realized Losses, if any, allocated to a class of Notes shall be allocated among the respective Notes of such class, pro rata.

                                 ARTICLE XIII.
                             APPLICATION OF MONIES

Section 13.1.  Disbursements of Monies out of Collection Account

         (a) On each Distribution Date, unless distributions are governed by
Section 6.6 hereof, the Trustee shall distribute, based on the information contained in the Servicer's Report, to the extent of the amount on deposit in the Collection Account with respect to such Distribution Date, funds in the Collection Account as follows:

         first, to the Trustee, the Trustee Fee and any reasonable out-of-pocket
         -----
expenses due to the Trustee;

         second, to the Servicer, the Servicing Fee;
         ------
         third, to the Reserve Account, the amount of any unreimbursed P&I
         -----
Advances related to prior Distribution Dates;

         fourth, to the holders of the Class A Notes, the Current Interest
         ------
Amount for such class and any Unpaid Interest Shortfalls with respect to prior Distribution Dates;

         fifth, to the holders of the Class B Notes, the Current Interest Amount
         -----
for such class and any Unpaid Interest Shortfalls with respect to prior Distribution Dates;

         sixth, to the holders of the Class C Notes, the Current Interest Amount
         -----
for such class and any Unpaid Interest Shortfalls with respect to prior Distribution Dates;

         seventh, to the holders of the Class A Notes, the Unpaid Principal
         -------
Shortfall for such class and the Class A Current Principal Amount;

         eighth, if Default Trigger III has occurred, to the Reserve Account, an
         ------
amount up to the difference between the amount then on deposit therein, and the Requisite Reserve Amount;

         ninth, to the holders of the Class B Notes, the Unpaid Principal
         -----
Shortfall for such class and the Class B Current Principal Amount;

         tenth, if Default Trigger II has occurred (but Default Trigger III is
         -----
not in effect), to the Reserve Account, an amount up to the difference between the amount then on deposit therein, and the Requisite Reserve Amount;

         eleventh, to the holders of the Class C Notes, the Unpaid Principal
         --------
Shortfall for such class and the Class C Current Principal Amount;

         twelfth, to the Reserve Account, an amount up to the difference between
         -------
the amount then on deposit therein, and the Requisite Reserve Amount;

         thirteenth, to the holders of the Class A Notes, an amount equal to,
         ----------
and in reimbursement of, all Realized Losses, if any, previously allocated to the Class A Notes and not previously reimbursed;

         fourteenth, to the holders of the Class B Notes, an amount equal to,
         ----------
and in reimbursement of, all Realized Losses, if any, previously allocated to the Class B Notes and not previously reimbursed;

         fifteenth, to the holders of the Class C Notes, an amount equal to, and
         ---------
in reimbursement of, all Realized Losses, if any, previously allocated to the Class C Notes and not previously reimbursed;

         sixteenth, if a Cumulative Default Trigger has occurred and a
         ---------
Cumulative Default Trigger Cure in respect thereof has not occurred, then to the Class A, Class B and Class C Noteholders, pro rata, in accordance with their respective Percentage Interests, in reduction of the Outstanding Note Balance of each such class of Notes;

         seventeenth, to the Company, any amounts remaining in the Collection
         -----------
Account.

         Distributions to Noteholders shall be made by wire or other transfer of funds pursuant to written instructions (in the case of a Noteholder that is a corporation, signed by an authorized officer thereof) delivered to the Trustee at least three Business Days prior to a Distribution Date, and provided,
                                                               --------
further, that the final distribution in retirement of the Notes shall be made as
-------
set forth in this Indenture.

         (b) The Trustee and any Paying Agent on behalf of the Company shall comply with all requirements of the Code, Treasury Regulations and applicable state and local law with respect to the withholding from any distributions made by it to any Noteholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         (c) To prevent backup withholding on payments made with respect to the Notes, each Noteholder is required to provide the Trustee with (i) the Noteholder's correct Taxpayer Identification Number ("TIN") by completing the form set forth as Exhibit C hereto (Substitute Form W-9), certifying that the TIN provided on the Substitute Form W-9 is correct and that (A) such Noteholder is exempt from backup withholding, (B) the Noteholder has not been notified by the Internal Revenue Service ("IRS") that the Noteholder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Noteholder that the Noteholder is no longer subject to backup withholding and (ii) if applicable, an adequate basis for exemption. A Foreign Noteholder may qualify as an exempt recipient by submitting to the Trustee a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Noteholder's exempt status.

         (d) The Trustee or other Note Registrar shall not permit a transfer of a Class C Note if such transfer would result in the Company having more than ninety-nine (99) Noteholders in aggregate, as reflected in the Note Register, in connection with the Class C Notes. In addition, no entity that is a partnership, grantor trust or S corporation may acquire a Note if (i) substantially all of the value of the interest of a person owning an interest in such entity is attributable to the entity's (direct or indirect) interest in the Note, and (ii) a principal purpose of the use of the tiered arrangement is to permit the Company to satisfy the 100-person limitation in paragraph (h)(1)(ii) of Section 1.7704-1 of the Treasury Regulations.

         (e) The foregoing provisions of this Section 13.1 notwithstanding, any monies deposited in the Collection Account for purposes of redeeming Notes pursuant to Article Ten shall, subject to Section 11.3, remain in the Collection Account until paid or set aside for the purpose of such redemption.

         (f) (i) The rights of the Class B and Class C Noteholders to receive payments on their respective Notes are expressly subordinated to the rights of the Noteholders with earlier alphabetical class designations to receive payments on their respective Notes.

         (g) Subject to Section 2.3(d) of the Servicing Agreement, in making the withdrawals and payments required by Section 13.1(a) and in making the reports and accounting referred to in Section 12.8, the Trustee shall act in accordance with the information set forth in the Servicer Report furnished it by the Servicer for the payment of Mortgage Loans received in the related Due Period and shall be fully protected in relying thereon, unless a Responsible Officer of the Trustee has actual knowledge that such information is incorrect.

         IN WITNESS WHEREOF, the Company, the Trustee and the Servicer have caused this Indenture to be duly executed by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                       COMPANY:

                                       DUTCH ELM, LLC


                                       By: Dutch Elm Holdings, Inc.


                                       By: /s/ Carol W. Sullivan
                                          ---------------------------
                                       Name:   Carol W. Sullivan
                                       Title:  Secretary


                                       SERVICER:

                                       SUNTERRA FINANCIAL SERVICES, INC.



                                       By: /s/ Carol W. Sullivan
                                          ---------------------------
                                       Name:   Carol W. Sullivan
                                       Title:  Secretary


                                       TRUSTEE AND BACK-UP SERVICER:
                                       LASALLE BANK NATIONAL ASSOCIATION



                                       By: /s/ Ryan Kutty
                                          -----------------------------
                                       Name:  Ryan Kutty
                                       Title:  Assistant Vice President

                                   EXHIBIT A



                         (FORM OF ASSIGNMENT OF NOTE)

         For value received the undersigned hereby sells, assigns and transfers unto ___________________ whose social security or other tax identifying number is _______________________ a note as hereinafter described and hereby irrevocably constitutes and appoints ___________________, attorney, to transfer the same on the Note Register of the Trustee with full power of substitution in the premises.

                             Description of Note:
                             -------------------

         Class __ Note No.___ with an Outstanding Note Balance as of the Closing Date of $_____________ issued under that certain Indenture dated as of December 1, 1999 among Dutch Elm, LLC (the "Company"), Sunterra Financial Services, Inc. as servicer (the "Servicer"), LaSalle Bank National Association, as trustee (the "Trustee") and as back-up servicer (the "Back-up Servicer").

                                       [SELLER/ASSIGNOR]


                                       BY:________________________
                                       Name:
                                       Title:

Dated: ____________________


NOTE: The signature to this assignment must correspond with the name as written on the face of the Note herein described in every particular, without alterations or enlargement or any change whatsoever.


Signature Guaranteed:


------------------------------







NOTE: Signature(s) must be guaranteed by a participant in a signature medallion program.

                                   EXHIBIT B

                              LOST NOTE AFFIDAVIT

STATE OF NEW YORK )                         LOST NOTE
                  )        SS.:             AFFIDAVIT
COUNTY OF NEW YORK)

_______________________________________________ being duly sworn, deposes and says:

That deponent is a _________________________________

That the deponent held or received the mortgage note relating to _____________ (the "Mortgage Note") at their premises located at .

    That to the best of deponent's knowledge the Mortgage Note was lost or destroyed


                                       [Deponent]


                                       ------------------------------------
                                       Name:
                                       Title:

                                   EXHIBIT E

                      FORM OF MORTGAGE AND MORTGAGE NOTE

                                  APPENDIX A

                             STANDARD DEFINITIONS



         "ACH Payments" means payments of Monthly P&I received from Mortgagors
          ------------
subscribing to the automatic debit option offered by the Servicer.

         "Act" has the meaning given in Section 1.2 of the Indenture.
          ---

         "Affiliate" means with respect to any specified Person means any other
          ---------
Person controlling or controlled by, or under common control with, such specified Person. For the purposes of this definition, "control" when used with
                                                        -------
respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or
                                                               -----------
"controlled" have meanings correlative to the foregoing.
 ----------

         "Assignment" means, with respect to the Mortgage Loans, the original
          ----------
instruments of assignment of such Mortgage Loans in recordable form by a Seller in blank or in the name of the Trustee on behalf of the Noteholders.

         "Back-up Servicer" means LaSalle Bank National Association, its
          ----------------
successors and assigns.

         "Bankruptcy Code" means Title 11 of the United States Code as in effect
          ---------------
from time to time.

         "Bent Creek Declaration" means the Master Deed for Bent Creek Golf
          ----------------------
Village Horizontal Property Regime dated November 4, 1997, and recorded on November 6, 1997, in Book D612, Page 1, in the official records of the Register's Office for Sevier County, Tennessee, as modified, amended, supplemented and/or restated.

         "Blue Bison Loan Sale Agreement" means the Loan Sale Agreement, dated
          ------------------------------
as of December 1, 1999, between Blue Bison Funding Corp. and Dutch Elm Holdings, Inc.

         "Business Day" means any day that is not a Saturday, Sunday or other
          ------------
day on which national banking institutions in the State of New York, the city in which the Corporate Trust Office is located or the state in which the principal place of business of the Servicer or, in the case of a Sub-Servicer, where such Sub-Servicer is located, are authorized or obligated by law or executive order to be closed.

         "Charged-off Mortgage Loan" means any Mortgage Loan which is or becomes
          -------------------------
180 or more days delinquent in respect of any payment of principal or interest or in respect of which the Servicer has received the related deed in lieu of foreclosure, whichever is earlier.

         "Class A Current Principal Amount" means, for any Distribution Date,
          --------------------------------
the product of (x) the related Percentage Interest and (y) the Current Principal Amount for such Distribution Date.

         "Class A Note" means any Note designated as a "Class A Note" on the
          ------------
face thereof, in the form set forth in Section 2.2 of the Indenture, and executed, authenticated and delivered in accordance with the procedures set forth therein.

         "Class B Current Principal Amount" means, for any Distribution Date,
          --------------------------------
the product of (x) the related Percentage Interest and (y) the Current Principal Amount for such Distribution Date.

         "Class B Note" means any Note designated as a "Class B Note" on the
          ------------
face thereof, in the form set forth in Section 2.2 of the Indenture, and executed, authenticated and delivered in accordance with the procedures set forth therein.

         "Class C Current Principal Amount" means, for any Distribution Date,
          --------------------------------
the product of (x) the related Percentage Interest and (y) the Current Principal Amount for such Distribution Date.

         "Class C Note" means any Note designated as a "Class C Note" on the
          ------------
face thereof, in the form set forth in Section 2.2 of the Indenture, and executed, authenticated and delivered in accordance with the procedures set forth therein.

         "Closing Date" means the date on which Notes are first executed,
          ------------
authenticated and delivered to the Noteholders.

         "Code" means the Internal Revenue Code of 1986, as amended.
          ----

         "Collection Account" means the account created, maintained and
          ------------------

denominated as such pursuant to Section 12.2(a) of the Indenture.

         "Collection Account Amount" means, with respect to any Distribution
          -------------------------
Date and the related Collection Period, in each case to the extent deposited in the Collection Account, (i) Collection Period P&I received during such Collection Period, (ii) amounts paid by a Seller pursuant to Section 12.6 of the Indenture during the period from and including the Business Day prior to the prior Distribution Date (or, in the case of the Initial Distribution Date, from and including the Cut-off Date) to and including the second Business Day next preceding such Distribution Date representing the Mortgage Purchase Price with respect to Mortgage Loans repurchased by the Company or a Seller, as applicable, pursuant to Section 4.3 or 12.6 of the Indenture, (iii) the Redemption Price
(iv) Insurance Proceeds and Net Liquidation Proceeds received during such Collection Period (less any amounts withdrawn by the Trustee pursuant to Section
12.7 of the Indenture), (v) the aggregate of the portions of Prepayments described in clauses (i), (iii) and (iv) of the definition of "Prepayment" received during such Collection Period, (vi) interest earned on amounts on deposit in the Lock-Box Accounts and (vii) income from the investment in Permitted Investments of amounts deposited in the Collection Account pursuant to the preceding clauses (i)-(vi).

         "Collection Period" means with respect to each Distribution Date, the
          -----------------
period from and including the first day of the month preceding the month in which such Distribution Date occurs through and including the last day of such month.

         "Collection Period P&I" means, with respect to any Collection Period,
          ---------------------
the amount equal to the aggregate of the payments of Monthly P&I received by or on behalf of the Servicer during such Collection Period, from or on behalf of Mortgagors.

         "Company": Dutch Elm, LLC, a Nevada limited liability company.
          -------

         "Company Order" and "Company Request": A written order or request
          -------------       ---------------
signed in the name of the Company by the Chairman of the Board, President, Vice President, Treasurer, Assistant Treasurer, Controller, Assistant Controller, Secretary, or an

Assistant Secretary of the Managing Member, and delivered to the Trustee.

         "Comparable Property" means a timeshare estate that (i) is not a
          -------------------
Mortgaged Property and (ii) entitles its owner to the same amount of time, during the same season, in the same type of unit in the same Resort as the related Foreclosure Property.

         "Corporate Trust Office" means the office of the Trustee at which the
          ----------------------
corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is at the date hereof located at the address provided in Section 1.3 of the Indenture hereof or at such other address as the Trustee may designate from time to time by notice to the Noteholders, the Company and the Servicer.

         "Cumulative Default Trigger" means, on any Distribution Date,
          --------------------------
the Cumulative Default Trigger Ratio exceeds 18%.

         "Cumulative Default Trigger Cure" means (i) with respect to a
          -------------------------------
Cumulative Default Trigger which has occurred (A) such Cumulative Default Trigger has not continued for a period of three consecutive months, (B) all amounts in respect of distributions due to the Class A, Class B and Class C Notes as of such date have been paid or such amounts are on deposit in the Reserve Account and (C) the Requisite Reserve Amount is on deposit in the Reserve Account.

         "Cumulative Default Trigger Ratio" means, as of each Record Date, a
          --------------------------------
fraction (expressed as a percentage), the numerator of which is (i) the Outstanding Principal Balance of all Mortgage Loans that became Defaulted Mortgage Loans since the Closing Date and the denominator of which is the aggregate Outstanding Pool Balance as of the Cut-off Date.

         "Current Interest Amount" means (i) with respect to an Interest Accrual
          -----------------------
Period (other than the first Interest Accrual Period) and any class of Note, the product of the applicable Note Interest Rate and the Outstanding Note Balance of such class of Note on the related Distribution Date (prior to the application of distributions on such date), multiplied by a fraction, the numerator of which is 30 and the denominator of which is 360 and (ii) with respect to the first Interest Accrual Period, and any class of Note, the product of the applicable
Note Interest Rate and the Outstanding Note Balance of such Class of Note on the related Distribution Date (prior to the application of distributions on such date), multiplied by a fraction, the numerator of which is the actual number of days elapsed during such Interest Accrual Period and the denominator of which is 360.

         "Current Interest Shortfall" means, with respect to any
          --------------------------
Distribution Date and any class of Note, the excess of (i) the applicable Current Interest Amount for such Distribution Date over (ii) the amount distributed as interest with respect to such class for such Distribution Date.

         "Current Principal Amount" means, with respect to any Distribution Date
          ------------------------
other than the Final Distribution Date, an amount equal to the sum of

         (a) (i) the aggregate of the respective portions of Monthly P&I and P&I Advances allocable to principal from or on behalf of Mortgagors due during such Collection Period,

              (ii) an amount equal to the aggregate of the respective portions of Net Liquidation Proceeds received during such Collection Period that are allocable to principal of the related Defaulted Mortgage Loans (other than Charged-off Mortgage Loans) and Charged-off Mortgage Loans, and

             (iii) the aggregate of the respective portions of Prepayments allocable to principal of the related Mortgage Loans received during such Collection Period (less any amounts withdrawn from the Collection Account by the Trustee pursuant to Section 12.7 of the Indenture)

         minus (b) the aggregate of the respective portions of P&I
         -----
Advances allocable to principal previously withdrawn from the Reserve Account and not reimbursed.

         On the Final Distribution Date, the Current Principal Amount shall be an amount equal to the then current outstanding principal balance of the Notes.

         "Current Principal Shortfall" means, with respect to any Distribution
          ---------------------------
Date and any class of Note, the excess of (i) the applicable Current Principal Amount due for such Distribution Date over (ii) the amount distributed as principal with respect to such class for such Distribution Date.

         "Cut-off Date" means October 31, 1999.
          ------------

         "Cypress Pointe Resort Declaration" means the Declaration of
          ---------------------------------
Condominium for Cypress Pointe Resort at Lake Buena Vista, a Condominium, recorded in O.R. Book 4443, page 2736, Public Records of Orange County, Florida, as modified, amended, supplemented and/or restated.

         "Cypress Pointe II Declaration" means the Declaration of
          -----------------------------
Condominium for Cypress Pointe Resort II, a Condominium, dated April 19, 1996, recorded in O.R. Book 5044, page 3557, Public Records of Orange County, Florida, as modified, amended, supplemented and/or restated.

         "DCR" means Duff & Phelps Credit Rating Co. or its successors and
          ---
assigns. If neither such rating organization nor any successor remains in existence, "DCR" shall be deemed to refer to such other nationally recognized statistical rating organization or other comparable Person designated by the Company and approved in writing by the Majority Holders, notice of which designation shall be given to the Trustee and the Servicer, and specific ratings of DCR herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

         "Default Trigger I" means, on any Distribution Date the average Default
          -----------------
Trigger Ratio calculated on the basis of the three immediately preceding Record Dates exceeds 8.5% per annum.

         "Default Trigger II" means, on any Distribution Date the average
          ------------------
Default Trigger Ratio calculated on the basis of the three immediately preceding Record Dates exceeds 12.0% per annum.

         "Default Trigger III" means, on any Distribution Date the average
          -------------------
Default Trigger Ratio calculated on the basis of the three immediately preceding Record Dates exceeds 14.5% per annum.

         "Default Trigger Ratio" means, as of each Record Date, a fraction
          ---------------------
(expressed as a percentage), the numerator of which is the product of (i) the Outstanding Principal Balance of all Mortgage Loans that first became Defaulted Mortgage Loans during the related Collection Period and (ii) twelve, and the denominator of which is the aggregate Outstanding Pool Balance on such Record Date.

         "Defaulted Mortgage Loan" means (i) any Mortgage Loan which is
          -----------------------
180 or more days delinquent in respect of any payment of principal or interest,
(ii) any Mortgage Loan with respect to which the Servicer has initiated foreclosure proceedings with respect to the related timeshare estate or has received the related deed in lieu of foreclosure or (iii) any Mortgage Loan in respect of which the Servicer shall, prior to the date on which such Mortgage Loan would otherwise become a Defaulted Mortgage Loan, determine in good faith that future payments of Monthly P&I will not be made by the Mortgagor.

         "Defaulted Mortgage Loan Unpaid Principal Amount" means, with
          -----------------------------------------------
respect to any Distribution Date and the immediately preceding Collection Period, the amount, if any, equal to the aggregate Outstanding Principal Balances of all Mortgage Loans that first became Defaulted Mortgage Loans during the related Collection Period (to the extent such principal has not previously been distributed to Noteholders pursuant to Section 13.1 of the Indenture).

         "Defective Mortgage Loan" has the meaning given in Section 12.6(a) of
          -----------------------
the Indenture.

         "Delinquency Trigger Ratio" means, as of each Record Date, a
          -------------------------
fraction (expressed as a percentage), the numerator of which is the Outstanding Principal Balance of all Delinquent Mortgage Loans (excluding Defaulted Mortgage Loans) and the denominator of which is the aggregate Outstanding Pool Balance on such Record Date.

         "Delinquent Mortgage Loan" means, so long as such Mortgage
          ------------------------
Loan is not a Defaulted Mortgage Loan, any Mortgage Loan with respect to which, as of the end of a Collection Period, any payment of principal and interest under the Mortgage Loan is 60 or more days past due by an amount in excess of $20.00.

         "Distribution Date" means, (i) with respect to the initial
          -----------------
Collection Period, January 25, 2000, and (ii) thereafter the 25th day of each calendar month or, if such date is not a Business Day, the next succeeding Business Day.

         "Due Date" means, as to any installment of Monthly P&I, the
          --------
date upon which such installment is required to be paid pursuant to the related Mortgage Note, without giving effect to any grace period permitted by such Mortgage Note or the related Mortgage.

         "Dutch Elm Loan Sale Agreement" means the Loan Sale Agreement, dated
          -----------------------------
as of December 1, 1999, between Dutch Elm, LLC, Dutch Elm Holdings, Inc. and Sunterra Corporation.

         "Eligible Account" means an account that is either (i)
          ----------------
maintained with a depository institution or trust company the long-term unsecured debt obligations of which have credit ratings from DCR of "AA-" if rated by DCR, or if not rated by DCR, from Standard & Poor's of "AA-" or from Moody's of "Aa3", or better, or which is the principal subsidiary of a holding company the long-term unsecured debt obligations of which are so rated or (ii) maintained with a depository institution or trust company the commercial paper or other short-term unsecured debt obligations of which have credit ratings in the highest category from DCR, if rated by DCR, or if not rated by DCR, Standard & Poor's or Moody's, or which is the principal subsidiary of a holding company the commercial paper or other short-term unsecured debt obligations of which are so rated, in either case which account is fully insured up to applicable limits by the Federal Deposit Insurance Corporation; provided, however, that so long as an account is a trust account maintained with LaSalle National Bank and its long-term unsecured debt obligations have credit ratings from DCR of "AA-" if rated by DCR, or if not rated by DCR, from Standard & Poor's of "AA-" or from Moody's of "Aa3", or better, or it is the principal subsidiary of a holding company the long-term unsecured debt obligations of which are so rated, such account is deemed to be an Eligible Account.

         "Event of Default" has the meaning provided in Section 6.1 of
          ----------------
the Indenture.

         "Final Distribution Date" means the Distribution Date on which
          -----------------------
the final distribution in respect of the Notes is made.

         "Final Maturity Date" means March 17, 2016.
          -------------------

         "Foreclosure Property" has the meaning given in Section 2.8(b)
          --------------------
of the Servicing Agreement.

         "Foreign Noteholder" means a beneficial owner of Notes who is not,
          ------------------
for U.S. Federal income tax purposes, (i) a citizen or resident of the U.S.,
(ii) an individual present in the U.S. for 183 days or more in a taxable year,
(iii) a corporation created or organized in the U.S. or under the laws of the U.S. or the laws of any state, (iv) an estate the income of which is includable in gross income for U.S. tax purposes regardless of its source, or (v) a trust if a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control substantial decisions of the trust.

         "Gatlinburg Town Square Declaration" means the Master Deed
          ----------------------------------
Establishing Gatlinburg Town Square dated May 20, 1986, and recorded on June 6, 1986, in Deed Book 363, Page 839, in the official records of the Recorder's Office for Sevier County, Tennessee, as modified, amended, supplemented and/or restated.

         "Gatlinburg Town Village Declaration" means the Master Deed
          -----------------------------------
for Town Village Resort Horizontal Property Regime dated February 4, 1999, and recorded on February 8, 1999, in Book D648, Page 755, of the official records of the Register's Office for Sevier County, Tennessee, as modified, amended, supplemented and/or restated.

         "Grand Beach Declaration" means the Declaration of Condominium
          -----------------------
for Grand Beach Resort, a Condominium, dated as of January 13, 1995, and recorded in Book 4844, page 2297, in Orange County, Florida, as modified, amended, supplemented and/or restated.

         "Grant" means to grant, bargain, sell, warrant, alienate,
          -----
remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of the security interest in the Mortgage Loans or of any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including, without limitation, the immediate and continuing right to claim, collect, receive and receipt for payments in respect of the Mortgage Loans, or any other payment due thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Greensprings Plantation Declaration" means the Declaration of
          -----------------------------------
Project and Timeshare instruments for Greensprings Plantation Resort, dated June 30, 1995, recorded in Deed Book 749, page 67, Clerk's Office of the Circuit Court for James City County, Virginia, as modified, amended, supplemented and/or restated.

         "Indenture" means the Indenture, dated as of December 1, 1999,
          ---------
among the Company, the Trustee, the Back-up Servicer and the Servicer, as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof, as so supplemented or amended.

         "Initial Distribution Date": January 25, 2000.
          -------------------------

         "Initial Mortgage Loans" means the Mortgage Loans transferred
          ----------------------
by a Seller or the Company, as applicable, on the Closing Date.

         "Initial Reserve Account Deposit" means the product of (i) the
          -------------------------------
aggregate Outstanding Note Balance on the Closing Date and (ii) 5.0%.

         "Institutional Investor" means any "qualified institutional
          ----------------------
buyer" (as defined in Rule 144A promulgated under the Securities Act of 1933, as amended) or any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

         "Insurance Proceeds" means (i) proceeds of any insurance
          ------------------
policy, including property insurance policies, casualty insurance policies and title insurance policies, and (ii) any condemnation proceeds, in each case which relate to the Mortgage Loans or the Mortgaged Property and are paid to the Company, the Servicer, any of their respective affiliates or to any mortgagee of record.

         "Interest Accrual Period" means, with respect to the Initial
          -----------------------
Distribution Date, the period beginning December 16, 1999, and ending on the day immediately preceding such Distribution Date, and with respect to any other Distribution Date, the period beginning on the immediately preceding Distribution Date and ending on the day immediately preceding the current Distribution Date.

         "Lake Tahoe Declaration" means the Amended and Restated
          ----------------------
Declaration of Covenants, Conditions and Restrictions for Lake Tahoe Vacation Ownership Resort dated May 1, 1996 and recorded May 21, 1996 as Instrument No. 31589, Book 4716, Page 518, Official Records of El Dorado County, California, as modified, amended, supplemented and/or restated.

         "Late Fee" means, with respect to any payment of Monthly P&I
          --------
and the related Due Date, the late charge payable by the related Mortgagor in accordance with the terms of the related Mortgage Note if such payment of Monthly P&I is received by or on behalf of the Servicer more than the number of days specified in such Mortgage Note following such Due Date.

         "Lien" means a security interest, lien, charge, pledge, equity, or
          ----
encumbrance of any kind.

         "Liquidation" means, with respect to any Defaulted Mortgage
          -----------
Loan or Charged-off Mortgage Loan, the sale of the related Mortgaged Property, following foreclosure, other enforcement action or the taking of a deed-in-lieu of foreclosure, to a Person other than the Servicer, a Seller or the Company (except pursuant to Section 2.8(d) of the Servicing Agreement) and the recording of a deed of conveyance with respect thereto.

         "Liquidation Expenses" means, with respect to the Liquidation
          --------------------
of any Defaulted Mortgage Loan or Charged-off Mortgage Loan, reasonable out-of-pocket expenses incurred by the Servicer in connection with such Liquidation, including without limitation, unpaid property taxes, marketing costs incurred by the sales agent employed by the Servicer or any of its affiliates, sales commissions payable to such sales agent and dues or maintenance fees payable to the condominium association or timeshare association.

         "Liquidation Proceeds" means, with respect to the Liquidation
          --------------------
of any Defaulted Mortgage Loan (other than Charged-off Mortgage Loan) or Charged-off Mortgage Loan, amounts actually received in connection with such Liquidation.

         "Loan Number" means, with respect to any Mortgage Loan, the
          -----------
number assigned to such Mortgage Loan by the Servicer, which number is set forth in the Schedule of Mortgage Loans.

         "Loan Sale Agreements" means collectively, the Blue Bison Loan
          --------------------
Sale Agreement, the SunSera Loan Sale Agreement and the Dutch Elm Loan Sale Agreement.

         "Lock-Box Account" means an account created, maintained and
          ----------------
denominated as such pursuant to Section 2.3(a) of the Servicing Agreement, which shall be an Eligible Account.

         "Lock-Box Bank" means a depository institution or any
          -------------
successor thereto at which a Lock-Box Account is established.

         "Lost Note Affidavit" means, the affidavit to be executed in
          -------------------
connection with any delivery of a copy of an original

Mortgage Note in lieu of such original, substantially in the form attached as Exhibit B to the Indenture.

         "Maintenance Fee" means the fee denominated as the "service
          ---------------
fee" payable by each Mortgagor according to the terms of the related Mortgage Note on each Due Date.

         "Majority Holders" means the Holders of Outstanding Notes
          ----------------
evidencing Percentage Interests that in the aggregate equal 51% or more of the aggregate of the denominations of all Outstanding Notes.

         "Managing Member" means Dutch Elm Holdings, Inc., a Nevada
          ---------------
corporation.

         "Maturity Date" means, with respect to any Mortgage Loan, the
          -------------
date on which the last payment of Monthly P&I in respect of such Mortgage Loan shall be due and payable as specified on the Schedule of Mortgage Loans.

         "Miscellaneous Payments" means, with respect to any Mortgage
          ----------------------
Loan, any amounts received from or on behalf of the related Mortgagor representing assessments, payments relating to real property taxes, insurance premiums, condominium association fees, Maintenance Fees and any other payments not allocable to Monthly P&I under the Mortgages.

         "Monthly P&I" means, with respect to any Mortgage Loan and any
          -----------
Collection Period, the payment of principal and interest due in such Collection Period pursuant to the related Mortgage Note.

         "Moody's" means Moody's Investors Service, Inc. or its
          -------
successor in interest. If neither such rating agency nor any successor remains in existence, "Moody's" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Company, and approved in writing by the Majority Holders, notice of which designation shall be given to the Trustee and the Servicer, and specific ratings of Moody's herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

         "Mortgage" means the original mortgage, deed of trust or other
          --------
instrument creating a first lien on the Mortgaged Property securing a Mortgage Loan.

         "Mortgage Collateral" means, with respect to any Mortgage, all
          -------------------
property and rights at any time pledged to secure such Mortgage and all proceeds thereof, together with all rights of the Company under the Mortgage Loan Documents.

         "Mortgage Files" means the Mortgage Loan Documents and other
          --------------
papers and computerized records customarily maintained by the Servicer in servicing mortgage loans comparable to the Mortgage Loans.

         "Mortgage Loan" means each loan listed on the Schedule of
          -------------
Mortgage Loans, evidenced by a Mortgage Note and secured by a Mortgage, including any Substitute Mortgage Loans and Subsequent Loans, but excluding any such loan which has been released from the lien of the Indenture pursuant to the terms thereof. Unless the context otherwise requires, the term "Mortgage Loan" shall include all collateral securing such Mortgage Loan.

         "Mortgage Loan Coupon Rate" means, with respect to any
          -------------------------
Mortgage Loan, the per annum rate of interest set forth in the related Mortgage Note, used to calculate the interest payment due on such Mortgage Loan.

         "Mortgage Loan Documents" means, with respect to each Mortgage
          -----------------------
Loan and each Mortgagor:

          (i) an original Mortgage Note, executed by the Mortgagor for such Mortgage Loan, endorsed in blank (either directly on the Mortgage Note or on an allonge affixed thereto), by an authorized officer of the originator and showing a complete chain of endorsements from the original payee of the Mortgage Note to the Trustee:

                    "Pay to the order of _____________, without recourse",

          or if an original Mortgage Note is not available, a copy thereof accompanied by an original executed Lost Note Affidavit;

          (ii) an original Mortgage (or a copy thereof certified (which may be a blanket certification) by an authorized officer of the related originator) with evidence that such Mortgage has been recorded in the appropriate recording office;

          (iii) an original assignment of the Mortgage (which may be a part of a blanket assignment of more than one Mortgage Loan), from the related originator to the

         Trustee, in recordable form but unrecorded, signed by an authorized officer of originator;

         (iv) an original lender's title insurance policy or master policy (or a copy thereof) referencing such Mortgage Loan and covering the Trustee for the benefit of the Noteholders; and

         (v) an original of each guarantee, assumption, modification or substitution agreement, if any, which relates to the related Mortgage Loan (or copy thereof certified by an officer of the related originator to be a true and correct copy).

         "Mortgage Note" means the original note or other instrument of
          -------------
indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

         "Mortgage Purchase Price" means, for any Mortgage Loan, the
          -----------------------
Outstanding Principal Balance of the Mortgage Loan together with all interest thereon accrued at the Mortgage Loan Coupon Rate but unpaid as of the end of the Collection Period preceding the date of purchase, as calculated by the Servicer.

         "Mortgaged Property" means the timeshare estate at the Resort
          ------------------
which secures a Mortgage Loan.

         "Mortgagor" means, collectively, the obligor or obligors on a
          ---------
Mortgage Note.

         "Net Liquidation Proceeds" means, with respect to any Mortgage
          ------------------------
Loan, the amount derived by subtracting from the Liquidation Proceeds the related Liquidation Expenses.

         "Note" means any Class A Note, Class B Note or Class C Note, in each
          ----
case authenticated by the Trustee.

         "Noteholder" or "Holder" means the Person in whose name a Note
          ----------      ------
shall be registered in the Note Register, except that, solely for the purposes of giving consent or granting approval pursuant to the Indenture or the Servicing Agreement, the interest evidenced by any Note registered in the name of the Company, a Seller or the Servicer, or any Affiliate of the Company, a Seller or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent shall have been obtained.

         "Note Interest Rate" means (i) with respect to the Class A
          ------------------
Notes, 7.52% per annum; (ii) with respect to the Class B Notes, 8.00% per annum; and (iii) with respect to the Class C Notes, 8.83% per annum, as applicable, each based on a 360-day year consisting of twelve 30-day months.

         "Note Purchase Agreement" means the Note Purchase Agreement,
          -----------------------
dated as of December 16, 1999, among the Company and the purchasers named therein.

         "Note Register" and "Note Registrar" mean the register
          -------------       --------------
maintained and the registrar appointed pursuant to Section 3.4 of the Indenture.

         "Officer's Certificate" means a certificate signed by the
          ---------------------
Chairman, the President, the Executive Vice President, a Vice President, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary, of the Person delivering such certificate.

         "Opinion of Counsel" means a written opinion of counsel
          ------------------
reasonably acceptable to the Trustee (who may, unless otherwise provided herein, be counsel to the Company or the Servicer) reasonably acceptable in form and substance to the Trustee.

         "Original Principal Balance" means, with respect to any
          --------------------------
Mortgage Loan, the principal balance of the related Mortgage Note at its date of origination.

         "Outstanding": With respect to the Notes, as of the date of
          -----------
determination, all Notes theretofore authenticated and delivered under the Indenture except:

         (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation; and

         (ii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture;

provided, however, that for purposes of determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver, Notes owned by the Company, the Servicer or a Seller or any Affiliate of the Company, the Servicer or a Seller shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company, the Servicer or a Seller or any Affiliate of the Company, the Servicer or a Seller.

        "Outstanding Note Balance" means on any date of determination
         ------------------------
and with respect to any class of Notes, the original principal balance of the Outstanding Notes of such class as of the Closing Date, reduced by (a) the sum of all payments of principal paid to such class of Outstanding Notes on all prior Distribution Dates and (b) the amount equal to (i) any Realized Losses applied to any such class of Outstanding Notes pursuant to Section 12.11 of the Indenture less (ii) (A) with respect to the Class A Notes, any payment in
          ----
reimbursement of Realized Losses pursuant to clause "thirteenth" of Section
                                                     ----------
13.11 of the Indenture, (B) with respect to the Class B Notes, any payment in reimbursement of Realized Losses pursuant to clause "fourteenth" of Section
                                                     ----------
13.11 of the Indenture, and (C) with respect to the Class C Notes, any payment in reimbursement of Realized Losses pursuant to clause "fifteenth" of Section
                                                        ---------
13.11 of the Indenture.

         "Outstanding Pool Balance" means, as of any date of
          ------------------------
determination, the aggregate Outstanding Principal Balance of the Mortgage
Loans.

         "Outstanding Principal Balance" means, as of any date of
          -----------------------------
determination, with respect to any Mortgage Loan, the Original Principal Balance thereof as reduced by the amount of principal payments made by or on behalf of the related Mortgagor (excluding P&I Advances) prior to such date of determination.

         "Ownership Interest" means as to any Note, any ownership or
          ------------------
security interest in such Note as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or pledgee.

         "Parent":  Sunterra Corporation, a Maryland corporation.
          ------

         "Paying Agent": LaSalle Bank National Association, as paying
          ------------
agent under the Indenture, or if LaSalle Bank National Association, is not also the Trustee, any successor Trustee appointed pursuant to the Indenture.

         "P&I Advances" has the meaning given in Section 2.6 of the
          ------------
Servicing Agreement.

         "Percentage Interest" means, as to any class of Notes, a
          -------------------
fraction, the numerator of which is equal to the aggregate Outstanding Note Balance of the Notes of such class as of the Closing Date, and the denominator of which is equal to the aggregate Outstanding Note Balance of all of the Notes as of the Closing Date.

          "Permitted Encumbrances" means, as to any Mortgaged Property,
           ----------------------
(a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by the related Mortgage or with the Mortgagor's ability to pay his or her obligations when they become due or materially and adversely affects the value of the Mortgaged Property and (c) the exceptions (general and specific) set forth in the related title insurance policy, none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay his or her obligations when they become due or materially and adversely affects the value of the Mortgaged Property.

         "Permitted Investments" means any one or more of the following
          ---------------------
obligations or securities:

         (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United
         States or any agency or instrumentality thereof (having original maturities of not more than 365 days), provided such obligations are fully backed by the full faith and credit of the United States. Such obligations must be limited to those instruments that have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. If rated, such an obligation must not have an "r" or "t" highlighter affixed to its rating by Standard & Poor's or the equivalent indicator affixed by any other Rating Agency. Interest may either be fixed or variable. If such interest is variable, interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index;

         (ii) repurchase obligations with respect to any security described in clause (i) above (having original maturities of not more than 365 days), provided that the short-term deposit or unsecured debt obligations of the party agreeing to repurchase such obligations are rated in the highest rating category of DCR, if rated by DCR, or if not rated by DCR, by either of Moody's or Standard & Poor's or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Notes, as evidenced in writing by the Rating Agencies. In addition, any such item must not have an "r" or "t" highlighter affixed to its rating by Standard & Poor's or the equivalent indicator affixed by any other Rating Agency, and its terms must have a predetermined fixed dollar amount of principal due at maturity that cannot very or change. Interest may either by fixed or variable. If such interest is variable, interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index ;

         (iii) Notes of deposit, time deposits, demand deposits and acceptances of any bank or trust company organized under the laws of the United States or any state thereof (having original maturities of not more than 365 days), the unsecured short term obligations of which are rated in the highest rating category of DCR, if rated by DCR, or if not rated by DCR, by either of Moody's or Standard & Poor's or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Notes, as evidenced in writing by the Rating Agencies. In addition, any such item must not have an "r" or "t" highlighter affixed to its rating by Standard & Poor's or the equivalent indicator affixed by any other Rating Agency, and its terms should have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. Interest may either be fixed or variable. If such interest is variable, interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index;

         (iv) commercial paper (having original maturities of not more than 365 days) of any corporation (other than an Affiliate of the Company) incorporated under the laws of the United States or any state thereof (or if not so incorporated, the commercial paper is United States dollar denominated and amounts payable thereunder are not subject to any withholding imposed by any non-United States jurisdiction) which is rated in the highest rating category of DCR, if rated by DCR, or if not rated by DCR, in the highest rating category of either of Moody's or Standard & Poor's, or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Notes, as evidenced in writing by the Rating Agencies; the commercial paper should not have an "r" or "t" highlighter affixed to its rating by Standard & Poor's or the equivalent indicator affixed by any other Rating Agency, and by its terms must have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. Interest may either by fixed or variable. If such interest is variable, interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index;

         (v) units of money market funds rated in the highest rating category of DCR, if rated by DCR, or if not rated by DCR, AAAm by Moody's or AAAm or AAAm-G by Standard & Poor's or the equivalent indicator affixed by any other Rating Agency (or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Notes, as evidenced in writing by DCR) and which seek to maintain a constant net asset value;

provided that (1) no investment described hereunder shall evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and (2) that no investment described hereunder may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity.

         "Person" means any individual, corporation, partnership, joint
          ------
venture, association, joint stock company, trust (including any beneficiary thereof), limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

         "Plantation Declaration" means the Declaration of Condominium
          ----------------------
for The Plantation at Fall Creek, a Condominium, dated as of February 5, 1993, and recorded in Book 318, pages 8179-8282, in County at Taney, Missouri, as modified, amended, supplemented and/or restated.

         "Poco Diablo Declaration" means the Declaration of Dedication
          -----------------------
of Interval Ownership for The Villas at Poco Diablo Time Shared Resort, dated as of March 6, 1989, and recorded under Document Number 1268, pages 929-958, in Coconino County, Arizona, as modified, amended, supplemented and/or restated.

         "Polynesian I Declaration" means the Declaration of Condominium of
          ------------------------
Polynesian Isles Resort Condominium I dated September 30, 1983, and recorded in O.R. Book 687, Page 258, Official Records of Osceola County, Florida, as modified, amended, supplemented and/or restated.

         "Polynesian II Declaration" means the Declaration of Condominium of
          -------------------------
Polynesian Isles Resort Condominium II dated March 14, 1984, and recorded in O.R. Book 737, Page 360, Official Records of Osceola County, Florida, as modified, amended, supplemented and/or restated.

         "Polynesian III Declaration" means the Declaration of Condominium of
          --------------------------
Polynesian Isles Resort Condominium III dated July 6, 1984, and recorded in O.R. Book 757, Page 553, Official Records of Osceola County, Florida, as modified, amended, supplemented and/or restated.

         "Polynesian IV Declaration" means the Declaration of Condominium of
          -------------------------
Polynesian Isles Resort Condominium IV dated March 12, 1990, and recorded in O.R. Book 963, Page 1302, Official Records of Osceola County, Florida, as modified, amended, supplemented and/or restated.

         "Port Royal Declaration" means the Master Deed for Royal Dunes
          ----------------------
Beach Villas at Port Royal Resort Horizontal Property Regime, dated as of April 5, 1994, and recorded in Book 698, page 940, in County of Beaufort, South Carolina, as modified, amended, supplemented and/or restated.

         "Powhatan Plantation Declaration" means the Declaration of
          -------------------------------
Project and Timeshare instruments for Powhatan Plantation Resort, dated January 22, 1984, recorded in Deed Book 253, page 190, Clerk's Office of the Circuit Court for James City County, Virginia, as modified, amended, supplemented and/or restated.

         "Prepayment" means, with respect to any Mortgage Loan, any of
          ----------
the following: (i) payment by or on behalf of the Mortgagor of the Outstanding Principal Balance plus all accrued interest with respect to such Mortgage Loan in advance of its Maturity Date (exclusive of any Defaulted Mortgage Loan), (ii) payment by the Company to the Trustee of the Mortgage Purchase Price of such Mortgage Loan in connection with the repurchase of such Mortgage Loan pursuant to Section 4.3 or 12.6 of the Indenture, (iii) any partial prepayment of principal received from or on behalf of the relevant Mortgagor, (iv) any Insurance Proceeds deposited in the Collection Account pursuant to Section 11.13(m) of the Indenture or 2.5 of the Servicing Agreement.

         "Proceeding": Any suit in equity, action at law or other judicial or
          ----------
administrative proceeding.

         "Rating Agency" means any of DCR, Moody's or Standard & Poor's.
          -------------

         "Realized Loss" means as of any date of determination with
          -------------
respect to: (1) each Charged-off Mortgage Loan, an amount (not less than zero) equal to (a) the unpaid principal balance of such Mortgage Loan, as of the last day of the Collection Period (the "Realized Loss Date"), immediately preceding such date of determination, plus (b) without taking into account the amount described in subclause (1)(d) of this definition, all accrued but unpaid interest on such Mortgage Loan, at the related Mortgage Loan Coupon Rate to but not including the Due Date immediately preceding the Realized Loss Date, plus
(c) any related unreimbursed P&I Advances as of the commencement of the Collection Period in which the Realized Loss Date occurs, together with any new related P&I Advances made during the Collection Period in which the date of determination occurs, minus (d) all payments and proceeds, if any, received and deposited in the Collection Account in respect of such Mortgage Loan, during the Collection Period immediately preceding the Realized Loss Date, including, without limitation, Liquidation Proceeds and other payments or recoveries on account of such Mortgage Loan; (2) each Charged-off Mortgage Loan as to which any portion of the principal payable thereunder was canceled in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Servicer pursuant to Section 2.9 of the Servicing Agreement, the amount of such principal so canceled; and (3) each Mortgage Loan as to which the Mortgage Loan Coupon Rate thereon has been permanently reduced and not recaptured for any period in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Servicer pursuant to Section 2.9 of the Servicing Agreement, the amount of the consequent reduction in the interest portion of each successive monthly payment due thereon. Each such Realized Loss determined pursuant to clause (3) above shall be deemed to have been incurred on the Due Date for each affected monthly payment.

         "Record Date" means (i) with respect to the Initial Distribution Date,
          -----------
the Closing Date and (ii) thereafter, the close of business on the last Business Day of a Collection Period.

         "Redemption Date": Any Distribution Date on which Notes are to be
          ---------------
redeemed pursuant to Section 10.1 of the Indenture.

         "Redemption Price": The price at which a Note is to be redeemed
          ----------------
pursuant to the Indenture, equal to the Outstanding Note Balance of such Note together with interest accrued thereon to the Redemption Date at the applicable Note Interest Rate (exclusive of installments of interest and principal maturing on or prior to such date, payment of which shall have been made to the Holder of such Note on the applicable Record Date or as otherwise provided in the Indenture).

         "Remaining Substitution/Purchase Amount" means, with respect
          --------------------------------------
to any date, an amount equal to (i) 15% of the aggregate Outstanding Principal Balance of the Mortgage Loans as of the Cut-off Date minus (ii) the aggregate Outstanding Principal Balance of all Substitute Mortgage Loans and Subsequent Loans Granted to the Trustee as of their respective Subsequent Cut-off Dates.

         "Remittance" means cash, a wire transfer, or a check, draft or
          ----------
money order.

         "Repurchase Date" has the meaning provided in Section 12.6(a)
          ---------------
of the Indenture.

         "Requisite Reserve Amount" means, as to any Distribution Date,
          ------------------------
an amount equal to the lesser of (i) the greater of (a) the product of (x) the then current aggregate Outstanding Note Balance and (y) the Reserve Account Percentage and (b) $500,000, and (ii) the then current Outstanding Note Balance.

         "Reserve Account" has the meaning set forth in Section 12.2(b)
          ---------------
of the Indenture.

         "Reserve Account Percentage" means, with respect to any
          --------------------------
Distribution Date (i) if no Trigger Event has occurred and is continuing, 5.0%,
(ii) if a Trigger Event (other than an event described in clause (ii) of the definition of "Trigger Event") has occurred and the Class A Notes are outstanding, until a Trigger Event Cure has occurred, 25.0%, (iii) if a Trigger Event (other than an event described in clause (ii) of the definition of "Trigger Event") has occurred, the Class A Notes have been retired and the Class B Notes are outstanding, until a Trigger Event Cure has occurred, 20.0%, (iv) if a Trigger Event (other than an event described in clause (ii) of the definition of "Trigger Event") has occurred and the Class A and the Class B Notes have been retired, until a Trigger Event Cure has occurred, 15.0% and (v) if the average Delinquency Trigger Ratio calculated as of the three immediately preceding Record Dates, exceeds 7.0%, 10.0%.

         "Resorts" means the respective land, buildings and appurtenant
          -------
rights of Sunterra Resorts Cypress Pointe, Sunterra Resorts Greensprings Plantation, Sunterra Resorts Sedona Springs, Sunterra Resorts Sedona Summit, Sunterra Resorts Scottsdale Villa Mirage, Sunterra Resorts Villas at Poco Diablo, Sunterra Resorts Villas of Sedona, Sunterra Resorts The Ridge on Sedona Golf, Sunterra Resorts Tahoe Beach and Ski,

Sunterra Resorts Villas on the Lake, Sunterra Resorts Villas de Santa Fe, Sunterra Resorts The Plantation at Fall Creek, Sunterra Resorts Powhatan Plantation, Sunterra Resorts Royal Dunes, Sunterra Resorts The Savoy on South Beach, Sunterra Resorts Bent Creek Golf Village, Sunterra Resorts Gatlinburg Town Village, Sunterra Resorts Polynesian, Sunterra Resorts San Luis Bay, Embassy Vacation Resort Grand Beach, Embassy Vacation Resort Lake Tahoe, Gatlinburg Town Square and Ridge Tahoe.

         "Responsible Officer": With respect to the Trustee, any officer
          -------------------
within the Corporate Trust Office of the Trustee, including any Vice
President, Assistant Vice President, Secretary or Assistant Secretary, Managing Director, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Ridge Declaration" means the Declaration of Dedication and
          -----------------
Covenants, Conditions, Restrictions and Easements for the Ridge at Sedona Golf Resort (A Timeshare Project Vacation Ownership Resort), dated as of December 18, 1996, and recorded in Book 3330, page 445, in Yavapai County, Arizona, as modified, amended, supplemented and/or restated.

         "Ridge Tahoe Declaration" means the Declaration Timeshare
          -----------------------
Covenants, Conditions and Restrictions for the Ridge Tahoe made by Harich Tahoe Developments, a general partnership recorded February 14, 1984 in book 284 of Official Records, at Page 5202, Douglas County, Nevada as Document No. 96758, as modified, amended, supplemented and/or restated.

         "Sale":  Has the meaning specified in Section 6.15 of the Indenture.
          ----

         "Sale Agreements" means the Blue Bison Loan Sale Agreement,
          ---------------
the SunSera Loan Sale Agreement and the Dutch Elm Loan Sale Agreement.

         "Savoy Declaration" means the Declaration of Condominium for
          -----------------
The Savoy on South Beach, a Condominium which is recorded in O.R. Book 17924, Page 2575, Official Records of Dade County, Florida, as modified, amended, supplemented and/or restated.

         "Schedule of Mortgage Loans" means the list of Mortgage Loans
          --------------------------
substantially in the form attached as Schedule 1 to the Indenture or Schedule A to a Loan Sale Agreement, as the case may be, which shall be amended from time to time to include any Substitute Mortgage Loans and any Subsequent Loans and to delete any Mortgage Loans released from the lien of the Indenture pursuant to the terms thereof, which list shall be available in electronic format and shall include the following information with respect to each such Mortgage Loan as of the Cut-off Date and each Subsequent Loan as of the Subsequent Cut-off Date:

              Loan Number
              Name and Mailing Address of Mortgagor
              Resort
              Interest Rate Per Annum
              Original Principal Balance
              Maturity Date
              Monthly Payment Amount
              Outstanding Principal Balance


         "Sedona Springs Declaration" means the Declaration of
          --------------------------
Covenants, Conditions, Restrictions and Easements for Sedona Springs Resort (Townhouse Units), dated as of June 6, 1994, and recorded in Book 2846, page 370, in Yavapai County, Arizona, as modified, amended, supplemented and/or restated.

         "Sedona Summit Declaration" means the Declaration of
          -------------------------
Dedication and Covenants, Conditions, Restrictions and Easements for Sedona Summit Resort, a Timeshare Resort, dated as of January 17, 1996, and recorded in Book 3142, page 775, in Yavapai County, Arizona, as modified, amended, supplemented and/or restated.

         "Seller" means each of SunSera Funding Corp., Dutch Elm Holdings,
          ------
Inc., Sunterra Corporation and its successors and assigns.

         "Servicer Event of Default": has the meaning given in Section 5.1 of
          -------------------------
the Servicing Agreement.

         "Servicer" means, initially, Sunterra Financial Services,
          --------
Inc., in its capacity as the Servicer of the Mortgage Loans under Section 2.1 and, thereafter, any successor servicer pursuant to Section 4.2(b), 4.4 or 5.2 of the Servicing Agreement.

         "Servicer Report" means the report substantially in the form
          ---------------
of Exhibit A to the Servicing Agreement provided by the Servicer to the Trustee on each Servicer Report Date pursuant to Section 3.1 of the Servicing Agreement.

         "Servicer Report Date" means the twentieth day of each month
          --------------------
in which a Distribution Date occurs; provided, however, that, if such twentieth day is not a Business Day, the Servicer Report Date shall be the Business Day immediately following such twentieth day.

         "Servicer Request": A written order or request signed in the
          ----------------
name of the Servicer by its Chairman of the Board, president or a Vice President, and by its Treasurer, an Assistant

Treasurer, Controller, an Assistant Controller, Secretary, or an Assistant Secretary and delivered to the Trustee.

         "Servicing Agreement": The Servicing Agreement, dated as of
          -------------------
December 1, 1999, entered into by and among the Company, the Servicer, the Trustee and the Back-up Servicer, as the same may be amended from time to time in accordance with the provisions thereof.

         "Servicing Fee" means, with respect to any Distribution Date
          -------------
and the related Collection Period, the product of (i) one twelfth, (ii) the Servicing Fee Percent and (iii) the Outstanding Pool Balance on such Distribution Date prior to the application of amounts to be distributed on such Distribution Date.

         "Servicing Fee Percent" means 1% per annum.
          ---------------------

         "Servicing Officer" means any Vice President, Assistant Vice
          -----------------
President, Secretary, Assistant Secretary, or any other officer or assistant officer of the Servicer or a Subservicer essentially performing functions similar to those performed by persons who at the time shall be such officers, respectively, or to whom any corporate matter is referred because of his or her knowledge of, and familiarity with, the particular subject, and who is involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer or a Subservicer, as applicable, as such list may be amended or supplemented from time to time.

         "Shortfall Amount" means, with respect to any Distribution
          ----------------
Date, the amount, if any, by which the amounts required to be distributed pursuant to clauses "first" through "eleventh" of Section 13.1(a) (excluding any amounts to be deposited in the Reserve Account) of the Indenture exceed the amount on deposit in the Collection Account with respect to such Distribution Date.

         "Standard & Poor's" means Standard & Poor's Ratings Services,
          -----------------
a division of The McGraw-Hill Companies, Inc., or its successor in interest. If neither such rating agency nor any successor remains in existence, "Standard & Poor's" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Company and approved in writing by the Majority Holders, notice of which designation shall be given to the Trustee and the Servicer, and specific ratings of Standard & Poor's herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

         "Stated Maturity Date" means the Maturity Date of the Mortgage
          --------------------
Loan which, as of the Cut-off Date, has the longest remaining amortization term.

         "Subsequent Cut-off Date" means with respect to any Substitute
          -----------------------
Mortgage Loan and Subsequent Loans, the close of business on the last day of the month preceding the month in which such Substitute Mortgage Loans and Subsequent Loans are Granted to the Trustee for the benefit of the Noteholders.

         "Subsequent Loans" means the Mortgage Loans Granted to the
          ----------------
Trustee pursuant to Section 12.7 of the Indenture, each of which (i) bears a fixed rate of interest, (ii) has a Mortgage Loan Coupon Rate at least equal to the Weighted Average Coupon Rate, (iii) has a Maturity Date which is no later than the Stated Maturity Date, (v) does not cause a breach of the representations and warranties in the Indenture and the Dutch Elm Loan Sale Agreement, (vi) is not more than thirty days past due with respect to any payment of interest or principal as of the immediately preceding Record Date,
(vii) has not been more than 90 days past due with respect to any payment of interest or principal on more than one Record Date during the preceding 12 months, (viii) has not been in default, (ix) the related mortgagor (or successor thereto) was a Mortgagor as of the Cut-off Date and (x) relates to one of the Resorts.

         "Subsequent Transfer Date" means the last Business Day of each
          ------------------------
Collection Period.

         "Subservicer" means any Person which is subservicing one or
          -----------
more of the Mortgage Loans pursuant to Section 2.2 or Section 5.2(c) of the Servicing Agreement.

         "Subservicing Agreement" means an agreement between the
          ----------------------
Servicer or the Trustee and a Subservicer relating to the servicing of the Mortgage Loans.

         "Substitute Mortgage Loan" means a loan substituted for a
           -----------------------
Mortgage Loan having missing or defective documentation pursuant to Section 4.3 of the Indenture or for a Defective

Mortgage Loan pursuant to Section 12.6(b) of the Indenture: (i) having as of the time of substitution a principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution equal to or greater than the Outstanding Principal Balance of the Mortgage Loan for which it is being substituted, (ii) having a Mortgage Loan Coupon Rate equal to or greater than the Mortgage Loan Coupon Rate of the Mortgage Loan for which it is being substituted, (iii) otherwise satisfying the requirements of Section 12.6 of the Indenture, (iv) having a Maturity Date which is no later than the Stated Maturity Date, (v) not causing a breach of the representations and warranties in the Indenture and the Dutch Elm Loan Sale Agreement, (vi) not being more than thirty days past due with respect to any payment of interest or principal as of the immediately preceding Record Date, (vii) having not been more than 90 days past due with respect to any payment of interest or principal on more than one Record Date during the preceding 12 months and (viii) relating to one of the Resorts.

         "SunSera Capital Contribution Agreement" means the Capital
          --------------------------------------
Contribution Agreement, dated as of December 1, 1999, between SunSera Funding Corp. and Dutch Elm Holdings, Inc.

         "SunSera Loan Sale Agreement" means the Loan Sale Agreement, dated as
          ---------------------------
of December 1, 1999, between SunSera Funding, Corp. and Dutch Elm Holdings, Inc.

         "Sunterra Capital Contribution Agreement" means the Capital
          ---------------------------------------
Contribution Agreement, dated as of December 1, 1999, between Sunterra Corporation and SunSera Funding Corp.

         "Tahoe Beach Declaration" means the Declaration of Vacation
          -----------------------
Plan (The Tahoe Beach and Ski Club), dated as of July 16, 1984, and recorded in Book 2319, pages 158-226, in El Dorado County, California, as modified, amended, supplemented and/or restated.

         "Transaction Documents" mean the Note Purchase Agreement, the
          ---------------------
Indenture, the Servicing Agreement, Sale Agreements, the Sunterra Capital Contribution Agreement and the SunSera Capital Contribution Agreement.

         "Trigger Event" means on any Distribution Date either (i) the
          -------------
occurrence of Default Trigger I, Default Trigger II or Default Trigger III or
(ii) the average Delinquency Trigger Ratio as of the three immediately preceding Record Dates, exceeds 7.0%.

         "Trigger Event Cure" means (i) with respect to any Trigger
          ------------------
Event which has occurred (other than a Trigger Event in clause (ii) below) (A) such Trigger Event has not continued for a period of three consecutive months,
(B) all amounts in respect of distributions due to the Class A, Class B and Class C Notes as of such date have been paid or such amounts are on deposit in the Reserve Account, (C) the Requisite Reserve Amount (without taking into account such Trigger Event) is on deposit in the Reserve Account and (D) no other Trigger Event has occurred, and

         (ii) with respect to any Trigger Event that is of a Trigger Event Type that has occurred and has been cured at least once since the Closing
Date in accordance with clause (i) above, (A) with respect to the Trigger Event related to Default Trigger I, the average Default Trigger Ratio calculated on the basis of the three immediately preceding Record Dates does not exceed 7.5%, with respect to the Trigger Event related to Default Trigger II for a period of three consecutive months, the average Default Trigger Ratio calculated on the basis of the three immediately preceding Record Dates does not exceed 11.0% for a period of three consecutive months, and with respect to the Trigger Event related to Default Trigger III, the average Default Trigger Ratio calculated on the basis of the three immediately preceding Record Dates does not exceed 13.5% for a period of three consecutive months, (B) all amounts in respect of distributions due to the Class A, Class B and Class C Notes as of such date have been paid or such amounts are on deposit in the Reserve Account, (C) the Requisite Reserve Amount (without taking into account such Trigger Event) is on deposit in the Reserve Account and (D) no other Trigger Event has occurred. For purposes of this description, "Trigger Event Type" shall mean either Default Trigger I, Default Trigger II or Default Trigger III, as the case may be.

         "Trust Estate" means the property of every description Granted
          ------------
pursuant to the "Granting Clauses" of the Indenture and all collections, distributions and proceeds in respect thereof.

         "Trustee" means, initially, LaSalle Bank, National Association, and,
          -------
thereafter, any successor trustee pursuant to Section 7.9 of the Indenture.

         "Trustee Fee" means, with respect to each Distribution Date, the
          -----------
product of (i) one twelfth, (ii) two basis points and (iii) the Outstanding
Pool Balance on such Distribution Date prior to the application of amounts to be distributed on such Distribution Date.

         "UCC":  The Uniform Commercial Code as enacted in the relevant state.
          ---

         "Unpaid Interest Shortfall" means, with respect to any Distribution
          -------------------------
Date and any class of Notes, the sum of (i) the Current Interest
Shortfall and (ii) the aggregate of the outstanding Current Interest Shortfalls incurred prior to such Distribution Date.

         "Unpaid Principal Shortfall" means, with respect to any Distribution
          --------------------------
Date and any class of Notes, the sum of (i) the Current Principal Shortfall and
(ii) the aggregate of the outstanding Current Principal Shortfalls incurred prior to such Distribution Date.

         "Upgrade Prepayment" means, with respect to any Mortgage Loan
          ------------------
prepaid in full by or on behalf of the related Mortgagor in connection with the purchase of an additional Vacation Interval or a more expensive Vacation Interval, the prepayment of principal received by the Trustee.

         "USAP" means the Uniform Single Attestation Program for Mortgage
          ----
Bankers.

         "Vacation Interval" means a fee vacation ownership interest or
          -----------------
timeshare interest at or in a Resort.

         "Villas de Santa Fe Declaration" means the Declaration for
          ------------------------------
Villas de Santa Fe, a Condominium, recorded in Book T462, page 195-294, Records of Santa Fe County, New Mexico, as modified, amended, supplemented and/or restated.

         "Villas of Sedona Declaration" means the Declaration of Dedication
          ----------------------------
and Covenants, Conditions, Restrictions and Easements for Villas of
Sedona, dated as of September 11, 1992, and recorded in Book 2531, page 991, in Yavapai County, Arizona, as modified, amended, supplemented and/or restated.

         "Villas On the Lake Declaration" means the Time Share Declaration of
          ------------------------------
Covenants and Restrictions for Colony Place Interval Ownership
Plan known as Villas On The Lake Resort, dated as of May 30, 1996, and recorded under Document Number 9632539, in Montgomery County, Texas, as modified, amended, supplemented and/or restated.

         "Weighted Average Coupon Rate" means, with respect to any
          ----------------------------
Distribution Date, the per annum rate of interest equal to the average, expressed as a percentage and rounded to two decimal places, of the Mortgage Loan Coupon Rates of all of the Mortgage Loans that were outstanding at the beginning of the Collection Period immediately preceding such Distribution Date (or as of the Cut-off Date with respect to the first Distribution Date), weighted on the basis of their respective Outstanding Principal Balances as of the beginning of such Collection Period.

         "Year 2000 Problem" means the risk that computer applications
          -----------------
will be unable to perform properly, including performance of date-sensitive functions involving certain dates after December 31, 1999.